                    PROXY STATEMENT PURSUANT TO SECTION 14(A)
                     OF THE SECURITIES EXCHANGE ACT OF 1934
                                (Amendment No. )

File by the Registrant  [XX]
Filed by a Party other than the Registrant [ ]


Check the appropriate box:
[ ]   Preliminary Proxy Statement           [ ]  Confidential, for use of the
[XX]  Definitive Proxy Statement                 Commission only (as permitted
[ ]   Definitive Additional Materials            by Rule 14a-6(e)(2))
[ ]   Soliciting Material Pursuant to
      Rule 14a-11(c) or Rule 14a-12


                                 AMERALIA, INC.
                                 --------------
                (Name of Registrant as Specified In Its Charter)

                Robert C.J. van Mourik, Executive Vice President
                ------------------------------------------------
                   (Name of Person(s) Filing Proxy Statement)

Payment of Filing Fee (Check the appropriate Box:)

[XX]  No fee required.
[ ]   Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and O-11.
      (1)  Title of each class of securities to which transaction applies:
      (2)  Aggregate number of securities to which transaction applies:
      (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule O-11:(1)
      (4)  Proposed maximum aggregate value of transaction:
      (5)  Total fee paid:

[ ]   Fee paid previously with preliminary materials.

(1) Set forth the amount on which the filing fee is calculated and state how it was determined.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule O-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
           (1)  Amount Previously Paid:
           (2)  Form, Schedule or Registration Statement No.:
           (3)  Filing Party:
           (4)  Date Filed:

                                 AMERALIA, INC.
                             818 Taughenbaugh Blvd.
                              Rifle, Colorado 81650
--------------------------------------------------------------------------------

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                           TO BE HELD ON JUNE 21, 2001
--------------------------------------------------------------------------------



                                                                    May 15, 2001

TO THE SHAREHOLDERS OF AMERALIA, INC.:

         The Annual Meeting of Shareholders of AmerAlia, Inc., a Utah corporation, ("AmerAlia" or "we") will be held at the DoubleTree Hotel, 9599 Skokie Blvd, Skokie, Chicago, Illinois, on June 21, 2001 at 10:00 a.m. local time, to consider and take action on:

         1. The election of seven directors to serve until the next annual meeting of shareholders and until their successors have been elected and qualified.
         2. A proposal to approve the AmerAlia, Inc. 2001 Directors' Incentive Plan.
         3. A proposal to approve stock options exercisable for a total of 650,000 shares of common stock granted to certain directors and executive officers of AmerAlia.
         4.   A proposal to approve the AmerAlia, Inc. 2001 Stock Option Plan.
         5. Such other business as may properly come before the meeting, or any adjournments or postponements thereof.

         The discussion of the proposals set forth above is intended only as a summary, and is qualified in its entirety by the information contained in the accompanying Proxy Statement.

         Only holders of record of common stock at the close of business on April 27, 2001, will be entitled to notice of and to vote at this Annual Meeting, and any postponements or adjournments thereof.

SHAREHOLDERS ARE CORDIALLY INVITED TO ATTEND THE MEETING IN PERSON AND WE HOPE YOU WILL ATTEND.

         Shareholders, whether or not they expect to be present at the meeting, are requested to sign and date the enclosed proxy and return it promptly in the envelope enclosed for that purpose. Any person giving a proxy has the power to revoke it at any time by following the instructions provided in the Proxy Statement.

                                      By Order of the Board of Directors:


                                      Bill H. Gunn, President


PLEASE DATE, SIGN AND PROMPTLY RETURN YOUR PROXY SO THAT YOUR SHARES MAY BE VOTED IN ACCORDANCE WITH YOUR WISHES. THE GIVING OF SUCH PROXY DOES NOT AFFECT YOUR RIGHT TO VOTE IN PERSON IF YOU ATTEND THE MEETING.

                             YOUR VOTE IS IMPORTANT

                                 AMERALIA, INC.
                             818 TAUGHENBAUGH BLVD.
                              RIFLE, COLORADO 81650

                                 PROXY STATEMENT
                       FOR ANNUAL MEETING OF SHAREHOLDERS
                           TO BE HELD ON JUNE 21, 2001
                                                                    May 15, 2001

         This Proxy Statement is being furnished to shareholders of AmerAlia, Inc. ("AmerAlia" or the "we") in connection with the solicitation of proxies by and on behalf of AmerAlia's Board of Directors for use at the Annual Meeting of shareholders of AmerAlia (the "Annual Meeting") and at any adjournments or postponements thereof. The Annual Meeting will be held at 10:00 a.m. local time, at the DoubleTree Hotel, 9599 Skokie Blvd, Skokie, Chicago, Illinois, on June 21, 2001. This Proxy Statement will be first mailed to the shareholders on or about May 19, 2001.

VOTING SECURITIES


         Holders of record of AmerAlia's common stock (the "Common Stock") at the close of business on April 27, 2001 (the "Record Date") will be entitled to vote on all matters. On the Record Date, we had 11,903,710 shares of Common Stock outstanding and 82 shares of Series E Preferred Stock outstanding. The holders of shares of Common Stock are entitled to one vote per share; the holders of the Series E Preferred Stock are not entitled to vote. Our voting securities include only the outstanding Common Stock.



         A majority of the issued and outstanding shares of the Common Stock, entitled to vote, represented in person or by proxy, constitutes a quorum for the transaction of business at the meeting. As described in more detail below, if there is a quorum present the seven nominees for the Board receiving the greatest number of affirmative votes will be elected as directors (proposal 1).


         Management may, in its discretion, seek an adjournment of the meeting to a specific time and place if a quorum is not present.

         Abstentions will be treated as shares present or represented and entitled to vote for purposes of determining the presence of a quorum, but will not be considered as votes cast in determining whether a matter has been approved by the shareholders. Any shares a broker indicates on its proxy that it does not have the authority to vote on any particular matter because it has not received direction from the beneficial owner thereof will not be counted as voting on a particular matter.

         A shareholder who gives his proxy pursuant to this solicitation may revoke it at any time before it is voted either by giving notice of the revocation thereof to our Secretary, by filing another proxy with the Secretary or by attending the Annual Meeting and voting in person. All properly executed and unrevoked proxies, if received in time, will be voted in accordance with the instructions of the beneficial owners contained thereon.

         We will bear the cost of the solicitation. In addition to solicitation by mail, we will request banks, brokers and other custodian nominees and fiduciaries to supply proxy materials to the beneficial owners of AmerAlia's Common Stock for whom they hold shares and will reimburse them for their reasonable expenses.

                 SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS
                                 AND MANAGEMENT

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT.

       At April 27, 2001, we had one class of outstanding voting securities, our common stock (referred to herein as the "Common Stock"). The following table sets forth information as of April 27, 2001 with respect to the ownership of the Common Stock and Series E Preferred Stock for all directors, individually, all executive officers named in the compensation table, all executive officers and directors as a group, and all beneficial owners of more than five percent of the Common Stock (not including shares held in the name of known depositories, such as CEDE & Co., for the benefit of the underlying beneficial shareholders). The following shareholders have sole voting and investment power with respect to the shares unless indicated otherwise.

----------------------------------------------------------------------------------------


Name & Address                        Amount & Nature          Percent       Percent
     of                               of Beneficial            of            of Voting
Beneficial Owner                        Ownership              Class         Securities

----------------------------------------------------------------------------------------

Bill H. Gunn                           474,060 (1)              3.9%         1.0%
Robert C.J. van Mourik                 320,384 (2)              2.6%         1.2%
John F. Woolard                        277,500 (3)              2.2%         0.2%
Geoffrey C. Murphy                     115,000 (4)              1.0%         0.3%
Neil E. Summerson                      150,000 (5)              1.2%          nil
Robert A. Cameron                      150,000 (6)              1.2%          nil
Samuel A. Stern                         83,210 (7)              0.7%         0.1%
Roger Day                               76,000 (8)              0.6%         0.1%

OFFICERS & DIRECTORS
AS A GROUP (8 PERSONS)               1,646,154 (9)             12.4%         2.9%

Jacqueline Badger Mars               5,397,460 (10)            45.1%        45.1%
at the Jacqueline
Badger Mars Trust dated
Feb 5, 1975 as amended
6885 Elm St., McLean, VA 22101

Charles D. O'Kieffe                    674,310 (11)             5.7%         5.7%
523 Washington Ave.,
Wilmette, IL 60091

----------------------------------------------------------------------------------------


    (1) Mr. Gunn: Includes 87,935 shares of Common Stock owned directly by Mr. Gunn and 96,125 shares of Common Stock owned by Gunn Development Pty. Ltd. (of which Mr. Gunn is a controlling shareholder); options to acquire 140,000 shares of Common Stock at $1.50 per share until June 28, 2006; and options (which are subject to shareholder approval) to acquire 150,000 shares of Common Stock at $1.09 per share until April 30, 2005. Mr. Gunn has pledged 107,310 shares to another stockholder as security for a loan. Does not include 70,000 Stock Appreciation Rights issued at $1.50 per share expiring June 28, 2006.

    (2) Mr. van Mourik: Includes 500 shares of Common Stock owned directly by Mr. van Mourik, 90,759 shares of Common Stock owned by Ahciejay Pty. Ltd. as Trustee for The R.C.J. Trust, and 54,125 shares of Common Stock owned by the R.C.J. Superannuation Fund, as to both of which Mr. van Mourik and his family are beneficiaries. Also includes options to acquire 75,000 shares of Common Stock at $1.50 per share expiring on June 28, 2006 and options (which are subject to shareholder approval) to acquire 100,000 shares of Common Stock at $1.09 per share expiring April 30, 2005.

    (3) Mr. Woolard: Includes 27,500 shares of Common Stock, options to acquire 100,000 shares of Common Stock at $1.09 per share exercisable through March 31, 2003 (which are subject to shareholder approval), and options to acquire 150,000 shares of Common Stock at $1.50 per share exercisable through March 31, 2003.

    (4) Mr. Murphy: Includes 40,000 shares of Common Stock. Also includes options to acquire 75,000 shares with an exercise price of $1.09 per share expiring April 30, 2005 (which options are subject to shareholder approval).

    (5) Mr. Summerson: Represents options to acquire 75,000 shares of Common Stock for $1.50 per share expiring June 28, 2006 and options (which are subject to shareholder approval) to acquire 75,000 shares of Common Stock at $1.09 per share expiring April 30, 2005. The options are held by Glendower Investments Pty. Ltd. as trustee for a trust of which Mr. Summerson and his family are beneficiaries.

    (6) Mr. Cameron: Represents options to acquire 75,000 shares of Common Stock at $1.50 per share expiring on June 28, 2006 and options (which are subject to shareholder approval) to acquire 75,000 shares of Common Stock at $1.09 per share expiring April 30, 2005. The options are held by Jacinth Pty. Ltd., a company in which Robert Cameron, a director of AmerAlia, is a controlling shareholder.

    (7) Mr. Stern. Includes 8,210 shares issued to Mr. Stern in March 2001 to compensate him for legal and other services rendered to AmerAlia. Also includes options (which are subject to shareholder approval) to acquire 75,000 shares with an exercise price of $1.09 per share expiring April 30, 2005

    (8) Mr. Day: Represents 16,000 shares and options to purchase 60,000 shares of Common Stock at $1.50 per share until December 31, 2003.

    (9) All officers and directors: Includes beneficial ownership of Messrs. Gunn, van Mourik, Woolard, Murphy, Summerson, Cameron, Stern and Day as described in notes 1, 2, 3, 4, 5, 6, 7 and 8, above. Does not include options held by Mr. Day to acquire 40,000 shares of Common Stock at $1.50 per share, which vest through December 31, 2003.

    (10) Mars Trust: Includes 5,397,460 shares of Common Stock. See "Certain Relationships and Related Party Transactions".

    (11) Mr. O'Kieffe: Includes 567,000 shares of Common Stock owned by Mr. O'Kieffe and 107,310 shares pledged by Mr. Gunn as security for a loan.

              The above table does not include the possible effect of issuance of up to 140,000 shares of common stock pursuant to the exercise of options at $1.50 per share until June 28, 2006 held by persons who are neither officers, directors, nor significant shareholders of AmerAlia.

         The Series E Stock consists of 82 shares issued at $1,000 per share. Under the Statement of Preferences governing the Series E preferred stock, the rights of the preferred stockholders to convert their shares expired October 31, 2000. Holders of 2,904 shares of preferred stock exercised their conversion rights during October. The outstanding 82 shares of preferred stock, held by a single person, have a liquidation preference of $1,000 per share plus accrued dividends and are entitled to a dividend of 10% of the liquidation preference when declared by the Board. The dividends are cumulative if unpaid. The preferred stock does not have voting rights.

         To the best of our knowledge, there are no arrangements, understandings or agreements relative to the disposition of any of our securities, the operation of which would at a subsequent date result in a change in control of AmerAlia.

                                   PROPOSAL 1
                              ELECTION OF DIRECTORS

         The following seven persons are nominated as directors of AmerAlia for a term of one year and until the election and qualification of their successors:

         Bill H. Gunn            Robert C.J. van Mourik       John F. Woolard
         Neil E. Summerson       Robert A. Cameron            Geoffrey C. Murphy
         Samuel A. Stern

These persons will constitute the entire Board of Directors. The person named in the proxy intends to vote for those nominees, each of whom has been recommended for election by our Board of Directors, unless a shareholder withholds authority to vote for any or all of the nominees. The seven nominees receiving the greatest number of affirmative votes will be elected as directors. If any nominee is unable to serve, or will not serve for good cause, the person named in the proxy reserves the right to substitute another person of his choice as nominee in his place. Each of the nominees has agreed to serve, if elected.


                 DIRECTORS AND EXECUTIVE OFFICERS OF THE COMPANY

IDENTIFICATION OF DIRECTORS AND EXECUTIVE OFFICERS.

         The following table sets forth the names and ages of all the Directors and Executive Officers of AmerAlia, positions held by each such person, and when such person was first elected or appointed. The directors each serve until their successors are duly elected and qualified; officers are appointed by, and serve at the pleasure of, the Board of Directors.


--------------------------------------------------------------------------------------
                                                                           First
                                                                           Elected or
         Name & Age                 Position                               Appointed

--------------------------------------------------------------------------------------
         Bill H. Gunn               Chairman of the Board,                 02/84
           Age 59                   President, & Chief
                                    Executive Officer

         Robert C.J. van Mourik     Director,                              09/90
           Age 48                   Executive Vice President               01/89
                                    Chief Financial Officer,
                                    Secretary & Treasurer

         Neil E. Summerson          Director                               09/90
           Age 53
           (1,2)

         Robert A. Cameron          Director                               09/90
           Age 62
           (2)

         John F. Woolard            Director,                              10/98
          Age 61                    Executive Vice President               06/98

         Geoffrey C. Murphy         Director                               06/99
           Age 60
           (1,2)

         Samuel A. Stern            Director                               11/00
           Age 71

         Roger Day                  Vice President of Operations           02/99
           Age 51

--------------------------------------------------------------------------------------

         (1)  Members of the Compensation Committee.
         (2)  Members of the Audit Committee

         There are no family relationships among the officers or directors. No arrangement exists between any of the above officers and directors pursuant to which any one of those persons was elected to such office or position. None of our directors is a director of a company having securities registered under
Section 12 or subject to Section 15(d) of the Securities Exchange Act of 1934 or a company registered under the Investment Company Act of 1940.

         Directors hold office until the next annual meeting of shareholders and a successor is elected and qualified, or until their resignation. Executive officers are elected at annual meetings of the Board of Directors. Each such officer holds office for one year or until a successor has been duly elected and qualified or until death, resignation or removal.

         A brief summary of the business experience of each person who is currently an officer or director of AmerAlia, and such person's service with us is as follows:

BILL H. GUNN

         Mr. Gunn graduated in Commerce from the University of Queensland in 1963, achieving his Accounting Certificate from the University of Queensland in the same year. Subsequently, he was admitted as a member of the Australian Society of Certified Practising Accountants and has successfully completed and passed the examinations for admittance as a Certified Public Accountant (CPA) in the USA.

         Since March, 1977, Mr. Gunn has been a self-employed investor, CPA, and a director of several Stock Exchange listed public companies, as well as a number of majority owned private corporations. These companies have been active in the field of retailing, hotels, feed mills, mining exploration, automotive components, securities investment, financing, property development and numerous related fields.

         During his business experience, Mr. Gunn has been exposed to a wide variety of corporate investments and has been involved in major business acquisition and development activities. His principal activity is now serving as our Chairman and President.

ROBERT C.J. VAN MOURIK

         Mr. van Mourik graduated in 1974 with a Bachelor of Applied Science (Chemistry) and in 1981 with a Masters Degree in Business Administration. His employment experience includes manufacturing, real estate development and marketing, investment consulting and corporate reconstruction. He has served as our Executive Vice President, Chief Financial Officer, Treasurer and Secretary since 1989 and in September 1990, he was elected a Director. In addition to serving as an executive officer and director of AmerAlia, Mr. Van Mourik manages his own investments.

NEIL E. SUMMERSON

         Until July 1997, Mr. Summerson was the senior partner, and for five years prior was managing partner, in the international accounting firm of Ernst & Young, at its offices in Brisbane, Australia. Prior to 1992, he worked in the Corporate Recovery and Insolvency Division, which is involved in the administration of insolvent companies, as well as providing counsel to small businesses in the area of taxation, audit procedures and management advisory services. Mr. Summerson received his Bachelor of Commerce degree from the University of Queensland in 1968. He is a Fellow of the Institute of Chartered Accountants, an Associate of the Australian Institute of Credit Management, a Registered Public Accountant in Queensland, a registered Company Liquidator in Queensland, an Official Liquidator, and an Officer of the Supreme Court of Queensland. Mr. Summerson serves as one of our Directors and also is a director of several Australian public and private companies.

ROBERT A. CAMERON

         Mr. Cameron graduated with Honors in Metallurgical and Chemical Engineering from the University of Adelaide, Australia in April, 1961. Mr. Cameron has had 16 years experience as Chief Executive Officer and director of a number of Australian public companies. Mr. Cameron has been responsible for developing mining operations involving such industrial minerals as rutile, zircon, ilmenite, bentonite clay, calcium carbonate and silver and gold properties. From 1983 until 1991, Mr. Cameron was Chairman of the Board of Directors of Denison Resources Ltd., an Australian stock exchange listed public company formed for the specific purpose of exploring and developing underground natural soda resources in Queensland, Australia. This led to the investigation of natural soda deposits in the United States and securing the Rock School Lease interest later transferred to AmerAlia. Presently, Mr. Cameron serves as one of our Directors and for more than the past five years Mr. Cameron has been serving as an independent consultant.

JOHN F. WOOLARD

         Mr. Woolard graduated from the University of Wisconsin, Madison, Wisconsin, in June 1961. He received a Bachelor of Science degree with a major in economics. After graduation he was employed by an advertising agency, working in all major departments and finally as an account executive handling $5,000,000 annual advertising budgets. He joined an investment banking firm in 1968. In his 30 years in the investment banking business, Mr. Woolard has supervised all departments in the firm, including retail sales, corporate finance, underwriting, and accounting. Mr. Woolard has been a registered principal with the New York Stock Exchange member firm, Stiffel, Nicolas & Co. for more than the past five years until taking a leave of absence in January 1998. He is also a director and an investor in a number of privately-held companies. Presently, Mr. Woolard serves as our Executive Vice President and a Director.

GEOFFREY C. MURPHY

         Mr. Murphy serves as one of our Directors and has, for more than the past five years, been a principal of Coloney Von Soosten + Associates Inc., a consulting firm located in Kenilworth, Illinois. Mr Murphy graduated with a Bachelor's degree from Dartmouth College, and a Master's of Business Administration from the Amos Tuck School of Business Administration at Dartmouth College.

SAMUEL A. STERN

         Presently, Mr. Stern serves as one of our Directors. Mr. Stern is a founding partner in the Washington, D.C. firm of Hills and Stern and serves as an attorney and advisor for a number of domestic and international clients. He was a partner in Wilmer Cutler Pickering in Washington, D.C. from 1962 to 1988 and maintained an office there from 1997 to 1999. He was also, until December 1999, General Counsel, Global Energy Investors, LLC., a developer of power projects. From July 1994 through February 1997 he was of counsel to Rogers & Wells, another international law firm with offices in Washington, D.C. Mr. Stern is also a director of several privately-held companies involved in energy production, software and venture capital financing. He has extensive experience in project financing in the United States and abroad. He holds degrees in Economics from the University of Pennsylvania and in law from Harvard.

ROGER DAY

         Mr. Day is a graduate from Michigan Technical University with approximately twenty years experience in researching, developing and managing operations similar to AmerAlia's undertakings. Mr. Day previously held senior technical and management positions with two mining operations in Colorado. As Vice President of Operations, Mr. Day is responsible for supervising the design, construction and management of the solution mine and processing plant on our lease. Mr. Day also serves as one of our Directors.

MEETINGS OF THE BOARD OF DIRECTORS AND COMMITTEES

         The Board of Directors held three formal meetings during the fiscal year ended June 30, 2000. Each director attended all of the formal meetings either in person or by telephone. The Board of Directors has since held seven meetings through April 27, 2001 at which all directors were present either in person or by telephone. In addition, regular communications were maintained throughout the year among all of our officers and directors and the directors acted by unanimous consent fourteen times during fiscal 2000 and once subsequently. We have standing audit and compensation committees. We do not have a standing nomination committee.


         Audit Committee. The audit committee is comprised of Messrs. Summerson, Murphy and Cameron. Each of the members of the audit committee is independent as that term is defined in Rule 4400(a)(15) of the Nasdaq listing standards. The committee held one formal meeting during the fiscal year ended June 30, 2000 and one meeting subsequently through April 27, 2001. The Board of Directors has adopted a written charter for the audit committee, a copy of which is attached hereto.



The following constitutes the report the Audit Committee has made to the Board of Directors:

                          REPORT OF THE AUDIT COMMITTEE
                   To the Board of Directors of AmerAlia, Inc.

         We hereby report to the Board of Directors of AmerAlia, Inc. that, in connection with the financial statements for the year ended June 30, 2000, and the anticipated preparation of the financial statements for the year ending June 30, 2001, we have

         o reviewed and discussed the audited financial statements with management;

         o        recommended the appointment of independent accountants;

         o reviewing the arrangements and standards for and the scope of the audit by independent accountants;

         o        reviewed the independence of the independent accountants;

         o considered the adequacy of the system of internal accounting controls and reviewing any proposed corrective actions;

         o reviewed and monitoring our policies regarding business ethics and conflicts of interest;

         o reviewed the activities and recommendations of our accounting department;

         o discussed with the independent auditors the matters required to be discussed by SAS 60 (Codification of Statements on Auditing Standards, AU section 380), as may be modified or supplemented; and

         o received the written disclosures and the letter from the independent accountants required by Independence Standards Board Standard No. 1 (Independence Standards Board Standard No. 1, Independence Discussions with Audit Committees), as may be modified or supplemented, and discussed with the independent accountant the accountant's independence.

         Based on those disclosures and discussions, we are not aware of any relationship between the independent auditors and AmerAlia that affects the objectivity or independence of the independent auditors. Based on the discussions and our review discussed above, we recommended to the Board of Directors that the audited financial statements for fiscal 2000 be included in AmerAlia's 2000 Annual Report to shareholders.

                             Respectfully submitted,
                       The AmerAlia, Inc. Audit Committee
                           Neil E. Summerson, Chairman
                           Geoffrey C. Murphy, Member
                            Robert A. Cameron, Member


         Compensation Committee. A compensation committee comprising the non-executive directors of the Board of Directors was formed early in 1993 and determined the management fees payable to Messrs. Gunn, van Mourik and Woolard, as set out below. The compensation committee now comprises Mr. Summerson and Mr Murphy, neither has been an officer nor an employee of AmerAlia or any of our subsidiaries during the fiscal year ended June 30, 2000, or subsequently. Neither Mr. Summerson nor Mr. Murphy has any other direct or indirect relationship with AmerAlia requiring disclosure by us pursuant to Item 401 of Regulation S-K. Furthermore, no executive officer of AmerAlia served as a member of the compensation committee (or similar committee) of another entity which dealt with compensation paid to any member of our compensation committee, or with which any other interlocking relationship exists.

         The compensation committee held one formal meeting during the fiscal year ended June 30, 2000 and two meetings (including two meetings by phone) subsequently through April 27, 2001. The compensation committee has the authority to review and make recommendations to our Board of Directors with respect to the compensation of our executive officers.

             SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

SECTION 16(A) DISCLOSURE

         Section 16(a) of the Securities Exchange Act of 1934 (the "Exchange Act") requires AmerAlia's directors and officers and persons who own more than 10% of AmerAlia's equity securities to file reports of ownership and changes in ownership with the Securities and Exchange Commission (the

"SEC"). Directors, officers, and greater-than-10% shareholders are required by SEC regulation to furnish us with copies of all Section 16(a) reports filed.

         Based solely on its review of the copies of the reports it received from persons required to file, AmerAlia believes that during the period from July 1, 1998 through June 30, 2000, all filing requirements applicable to officers, directors, and greater-than-10% shareholders were met in accordance with the requirements of Section 16(a) except as follows:

         - We are aware that Mr. Hudson, through his ownership of an interest in THG, acquired beneficial ownership in additional securities which have not been reported as required. Mr. Hudson may have acquired or disposed of other shares of AmerAlia common stock or derivative securities. We have no knowledge of his activities or whether he complied with his reporting obligations. Mr. Hudson ceased being subject to the reporting obligations of Section 16(a) in April 1999, following the dissolution of The THG Partnership.

         Until October 31, 2000, we were obligated to pay common stock dividends to the holders of our Series E Preferred Stock as a class. Some of these holders were subject to the reporting obligations of Section 16(a). It is the position of these reporting persons that the dividends are exempt from the reporting requirements by virtue of Rule 16a-9 and, therefore, reports were not required to be filed to report each issuance of dividends.


                             EXECUTIVE COMPENSATION

SUMMARY COMPENSATION TABLE

         The following table sets forth information regarding compensation paid to our officers during the three fiscal years ended June 30, 2000. Messrs. Gunn and Woolard were the only executive officers receiving compensation exceeding $100,000 during fiscal 2000, as shown below. Compensation to Mr. Gunn is paid to Gunn Development Pty. Ltd., of which Mr. Gunn is a controlling shareholder.

         We have no plans for the payment or accrual for payment of any amounts to any executive officer in connection with his resignation, retirement, or other termination, or change of control or change in the executive officer's responsibilities.

         We have adopted a group medical insurance plan for our employees which includes dental coverage. This plan also provides a minimum amount of life insurance. We have not adopted any other benefit plan for our employees. Prior to the adoption of that plan, we reimbursed Messrs. Woolard, Gunn, and Day for certain medical expenses and insurance premiums. We currently have no stock ownership, other profit-sharing or pension plans, but may adopt such plans in the future. We have no retirement plans and, therefore, have not made contributions to any such plan on behalf of the named officers. We acquired a vehicle during the 1994 year for Mr. Gunn's use.

==================================================================================================================

                                       Annual Compensation                 Long Term Compensation
                                ---------------------------------- --------------------------------
                                                                      Awards              Payout
      Name and        Year        Salary    Bonus       Other      --------------------------------
      Position                                                     Restricted   Options   LTIP       All Other
                                                                     Awards     & SAR's   Payout     Compensation
 Bill H. Gunn
 President and       2000       $150,000    -0-     $14,000(a)     -0-         -0-        -0-       -0-
 Chief Executive     1999       $125,000    -0-     $14,000(a)     -0-         -0-        -0-       -0-
 Officer             1998       $100,000    -0-     $14,000(a)     -0-         -0-        -0-       -0-
=================================================================================================================

 John F. Woolard,               $150,000    -0-     $14,000(a)(b)  -0-         -0-        -0-       -0-
 Executive Vice      2000       $135,000    -0-     $9,333(a)(b)   -0-         -0-        -0-       -0-
 President           1999
=================================================================================================================

Notes:  (a)  Directors fees
        (b)  These fees have not been paid but have been accrued as liabilities.

OPTIONS/SAR GRANTED DURING YEAR ENDED JUNE 30, 2000

         During the fiscal year ended June 30, 1999, we granted stock options, as described below, to Roger Day who became an executive officer in April 1999.

         In May 2000 as part of an arrangement to compensate directors for significant services expended on our behalf over an extended period of time, we granted Mr. Gunn options to purchase 150,000 shares, Mr. van Mourik options to purchase 100,000 shares, and Messrs. Cameron and Summerson options to purchase 75,000 shares each. These options are subject to shareholder approval and expire April 30, 2003. The exercise price was determined based upon the market price of our shares during August 2000.

         In April 2001, the Board of Directors extended this arrangement to include additional options to other directors. As in the case with the previous grants, these March 2001 grants are also subject to shareholder approval. These include an option to John F. Woolard (who also an executive vice president) to purchase 100,000 options at $1.09 per share, exercisable through March 31, 2003. The Board also approved the issuance of options to purchase 75,000 shares at $1.09 per share to each of Samuel A. Stern and Geoffrey C. Murphy, directors who are not executive officers. These options are exercisable through April 30, 2005 and are also subject to shareholder approval. These options expire three months after the holder is no longer a member of the Board of Directors. The exercise price was in excess of market price at the time granted, and is equal to the price of the options granted to the other directors.

         2001 Directors' Incentive Plan: In March 2001, the Board of Directors adopted a plan by which each director (who is not an employee or officer) is granted an option to purchase 75,000 shares at a current market price when a person joins the Board of Directors, and additional options to purchase 37,500 shares to each such director sitting at July 1 of each year. The exercise price for these options is the average market price of our common stock during the month of June preceding each grant date, and the options have a three-year term. See Proposal 2.

         2001 Stock Option Plan: In March 2001, the Board of Directors also adopted a stock option plan for its officers, employees, and consultants. The Board of Directors (through its compensation committee) can issue options to acquire up to 1,000,000 shares to officers, employees and consultants to provide incentives to attract, retain and motivate eligible persons whose present and potential contributions are important to our success by offering them an opportunity to participate in our future performance through awards of stock options. In each case, the Board of Directors (through its compensation committee) will determine the price at which options may be issued, the term of the options, and the number of options to be issued. In no case may the exercise price be less than the market value of the underlying shares at the time of grant. This plan is subject to shareholder approval and at the present time, we have not granted any options under this plan.

         We have not adopted any other stock option or stock appreciation rights plan.

AGGREGATED OPTION/SAR EXERCISES AND FISCAL YEAR-END OPTION/SAR VALUE TABLE.

         No officer exercised stock options during the fiscal year ended June 30, 2000, or subsequently. The following table sets forth information regarding the year-end value of options and Stock Appreciation Rights held by the Chief Executive Officer and the other named officers on June 30, 2000: No other Stock Appreciation Rights have been granted, or are held by, any such person


 ................................................................................................................

          (a)                    (b)                   (c)                   (d)                   (e)
 ................................................................................................................

         Name            Shares acquired on      Value realized       # of unexercised            Value of
                              exercise                                options at FY end     in-the-money options
                                                                        (exercisable/             at FY end
                                                                       unexercisable)           (exercisable/
                                                                                               unexercisable)
 ................................................................................................................

Bill H. Gunn                            -0-                   -0-               140,000                52,500
 ................................................................................................................

Robert C.J. van Mourik                  -0-                   -0-                75,000                28,125
 ................................................................................................................

John Woolard                            -0-                   -0-               250,000               143,750
 ................................................................................................................

Roger Day                               -0-                   -0-                40,000                15,000
 ................................................................................................................


 ................................................................................................................

          (a)                    (b)                   (c)                   (d)                   (e)
 ................................................................................................................

         Name            Shares acquired on      Value realized       # of unexercised           Value of
                              exercise                                 SAR's at FY end      in-the-money SAR's
                                                                        (exercisable/            at FY end
                                                                       unexercisable)          (exercisable/
                                                                                              unexercisable)
 ................................................................................................................
Bill H. Gunn                            -0-                   -0-                70,000                   -0-
 ................................................................................................................


LONG TERM INCENTIVE PLAN, AWARDS, DEFINED BENEFIT AND ACTUARIAL PLANS

         We do not have any long term incentive compensation plans, defined benefit plans, or actuarial plans. There are no plans to pay bonuses or deferred compensation to our employees. We have not adopted any medical, life or other insurance plan for our employees.

COMPENSATION OF DIRECTORS

         Our directors are authorized to receive $14,000 cash compensation per year for their services as Directors each year. In connection with certain consulting services rendered by them, we paid or accrued liabilities to an affiliate of Robert A. Cameron $25,972 for services rendered during the fiscal year ended June 30, 2000, and $18,302 for the fiscal year ended June 30, 1999. The Board of Directors has also adopted a Directors' Incentive Plan to provide additional incentive to the directors. As described above and more fully in Proposal 2 below, this plan is subject to shareholder approval.

         In addition, we paid Coloney Von Soosten + Associates Inc. a retainer of $2,500 per month for financial and administrative services. Hours in excess of 15 per month were paid to Coloney Von Soosten + Associates Inc. at the rate of $200 per hour. This consulting agreement ended in September 2000. Geoffrey C. Murphy is a principal of Coloney Von Soosten + Associates Inc., and had primary responsibility for the services it provided to us Mr. Murphy became a director in June 1999 following the annual meeting of shareholders.

         In each case, Directors are reimbursed expenses incurred on behalf of AmerAlia on a fully accountable basis.

EMPLOYMENT CONTRACTS, TERMINATION OF EMPLOYMENT AND CHANGE-IN-CONTROL
ARRANGEMENTS

         We do not have any compensation plan or arrangement with respect to any executive officer which plan or arrangement results or will result from the resignation, retirement or any other termination of such individual's employment with AmerAlia. We do not have any plan or arrangement with respect to any such persons which will result from a change in control or a change in the individual's responsibilities following a change in control.

         Our only employment contract is with the President of our wholly-owned subsidiary, Natural Soda, Roger Day who is also our vice president of operations. In April 1999, effective November 1998, we entered into a five year employment agreement with Mr. Day who was employed with the title of Vice President of Operations. As compensation for services rendered under the employment agreement, Mr. Day shall receive a salary of $100,000 per annum, plus bonuses and salary increases as the Board of Directors may determine in its sole discretion. We also granted Mr. Day options to acquire 100,000 shares of Common Stock for an exercise price of $1.50 per share, exercisable through December 31, 2003. Options to acquire 20,000 shares vested on Board approval of the employment agreement; the remainder vest annually through November 2002. In addition, we advanced $25,000 to Mr. Day as a loan, which amount will be forgiven over the period of his employment. In October, 2000, we granted Mr. Day a stock bonus of 16,000 shares of common stock.

              CERTAIN RELATIONSHIPS AND RELATED PARTY TRANSACTIONS

TRANSACTIONS WITH MANAGEMENT AND OTHERS

         The following sets out information regarding transactions between officers, directors and significant shareholders of AmerAlia during the most recent two fiscal years and subsequently.

         Corporate Loans - Loans to AmerAlia. During the fiscal years ended June 30, 1999 and 2000, certain related parties advanced loans to us as detailed in
Note 5 to the Financial Statements which states that we owed $9,333 to our directors and affiliates at June 30, 1999 and $131,762 at June 30, 2000. This comprised advances to us, as well as accrued but unpaid compensation and directors fees. The following summarises our liabilities to related parties:


         Related Party                                                  June 30, 2000      June 30, 1999
         -------------                                                  -------------      -------------

         Ahciejay Pty. Ltd.  (an affiliate of Robert van Mourik)        $      51,700      $          -0-
         Jacinth Pty. Ltd.  (an affiliate of Robert A. Cameron)                28,729                 -0-
         John F. Woolard                                                       23,333               9,333
         Geoffrey C. Murphy                                                    14,000                 -0-
         Neil E. Summerson                                                     14,000                 -0-
                                                                        --------------     --------------
                  Total:                                                $     131,762      $        9,333
                                                                        --------------    ---------------

         In addition, at June 30, 2000 we owed John F. Woolard $50,818 for reimbursement of expenses paid on behalf of the company. This liability was extinguished in July 2000.

         Corporate Loans - Loans from AmerAlia. As detailed in Note 2 to the Financial Statements, we advanced funds to Gunn Development Pty. Ltd., an associate of Mr. Gunn. The following summarizes these advances during the fiscal years ended June 30, 1999 and 2000:

     Balance due from Gunn Development at June 30, 1998:                         $ 17,674
     Advances to Gunn Development during year:                                     60,508
     Repayments received during year:                                              35,174
     Net interest accrued:                                                            Nil
                                                                                 --------
     Balance due from Gunn Development at June 30, 1999:                         $ 43,008
     Advances to Gunn Development during year:                                     28,063
     Repayments received during year:                                              14,000
     Net interest accrued:                                                            Nil
                                                                                 --------
     Balance due from Gunn Development at June 30, 2000:                         $ 57,071
                                                                                 --------


         These advances bear no interest, are due on demand, and are not evidenced by promissory notes. However, on January 6, 1999 and on March 3, 1999, we advanced short-term loans of $68,670 and $125,000, respectively to Bill H. Gunn. These advances were evidenced by written documents and bore interest at 10% per annum. Mr. Gunn repaid the loans and interest in May 1999.

         Compensation Arrangements. We entered into an employment agreement with Roger Day, our Vice President of Operations, in November 1998, as described above under "Executive Compensation - Employment contracts, Termination of Employment and Change-In-Control Arrangements". This agreement was approved by the Board of Directors in April 1999. Mr. Day is now President of Natural Soda, Inc., our wholly owned subsidiary.

         In March 2001, we issued 8,210 shares to Samuel A. Stern, a director who has provided significant legal and other services to us in connection with our efforts to finance our Rock School Project. Mr. Stern, a practicing lawyer, billed us $8,702.60 for these services, at rates less than his normal hourly rates for such services. We also issued 8,210 shares to Mr. Stern's law partner for services he had performed. Mr. Stern has no interest in or control over the shares issued to his law partner.

         Our directors and our other officers are compensated as described above under "Executive Compensation -- Compensation of Directors."

         Purchase of Common Stock and Warrants. On December 30, 1998, Ms. Jacqueline Badger Mars, in her capacity as trustee for the Jacqueline Badger Mars Trust (the "Mars Trust"), acquired 700,000 shares of AmerAlia common stock at $1.50 per share for a total investment of $1,050,000. When the Mars Trust purchased these shares, the price of our common stock was less than $1.30 per share, as quoted by the Nasdaq SmallCap Market. Included with the purchase were 700,000 common stock purchase warrants, granting the Mars Trust the right to buy an additional 700,000 shares of common stock at a price of $2.00 per share through March 31, 1999. On March 26, 1999, the Mars Trust exercised these warrants for a total of $1,400,000 paid to us.

         Guaranty Agreement. We entered into an agreement with the Mars Trust on September 13, 1999 for the purpose of establishing a loan with Bank of America, N.A. We subsequently borrowed $4.2 million from Bank of America for one year. The Mars Trust facilitated the loan by guaranteeing its repayment in a manner satisfactory to the bank. To compensate the Trust, we agreed to pay an amount equal to 10% per year of the amount guaranteed, payable in shares of our restricted common stock valued according to a formula based on future market prices of our common stock. On January 20, 2000 the Mars Trust facilitated a further loan for $1 million and again, in July 2000, for $2.126 million. Additional guaranty agreements provided for the same level of fees. In September 2000, we and the Mars Trust amended the guaranty agreements to aggregate the three guaranties into a single guaranty for a total loan of $7.326 million.

         On December 1, 2000 we renegotiated the Mars Trust Guaranty in order to borrow a further $1.6 million from the Bank of America and to extend the maturity date for the combined loans to December 1, 2001. The total guaranty fee has now increased to $1,350,000 and will be met through the issue of a number of shares to be determined by future events. The fee is not payable until after we announce our permanent financing or a strategic alliance for the development of the Rock School Project. We agreed that if, during the term of the Guaranty, it appeared that arrangements for the development of the Rock School Project are not reasonably forthcoming, the Board of Directors will determine whether other actions may be in the best interests of our stakeholders. We granted the Trust security over our entire interest in Natural Soda, Inc., a wholly owned subsidiary formed to acquire our entire interest in the Rock School Project and the Rock School Lease, as collateral for the repayment of the entire loan and the Trust's liability under this Guaranty.

         THG Partnership Transactions. In connection with the settlement of a pre-existing debt, we granted The THG Partnership an option until October 1998 to exchange units of the Rural Investment Trust, an Australian public real estate investment trust, for an additional 450 shares of Series E Preferred Stock or (at THG's election) to purchase 450 shares of Series E Preferred Stock for $450,000 in cash. The partners of The THG Partnership were Miss Mary L. Tiscornia, a former significant shareholder, Mr. Bill H. Gunn, Chairman and CEO of AmerAlia, and Mr. Marvin H. Hudson, a former Vice President.

         On October 13, 1998 THG notified us that it was exercising its option to put the RIT investment to AmerAlia. As part of its own working capital requirements, THG had secured a debt facility with the ANZ Bank in Australia using the RIT investment as collateral. We assumed THG's liability to the ANZ Bank in exchange for payment to us of the amount of the outstanding indebtedness. This debt was approximately A$300,000 ($180,000). Consequently, effective October 18, 1998, we entered into an agreement whereby:

    -    THG assigned the RIT units to AmerAlia;
    -    THG paid to AmerAlia the amount of its outstanding debt due to ANZ
         Bank;
    - AmerAlia assumed liability for THG's debt to the ANZ Bank, guaranteed it would pay principal and interest in accordance with the requirements of the loan facility, and indemnified THG and its partners against any loss which it might incur in settling the debt;
    - THG delivered to AmerAlia transfer documents and powers of attorney sufficient to enable AmerAlia to transfer the RIT investment into AmerAlia's name.

         Although the transaction occurred with THG, then an affiliate, management believed the substance of the transaction was between us and the ANZ Bank. We believed it gained access to this borrowing on favorable terms without the costs normally associated with secured borrowing from financial institutions. THG did not receive any consideration for providing the credit facility to us. Subsequently, THG dissolved.

         The RIT units were liquidated in May 1999 and the debt to the ANZ Bank repaid. We received $418,346 as total consideration for the issue of the 450 shares of Series E Preferred Stock upon liquidation of our RIT investment.

         None of our nominees or directors is, or has been, a partner or executive officer of any investment banking firm that has performed services for us during the last fiscal year or that we propose to have perform services during the current year. We are not aware of any other relationship between our directors and the company that are similar in nature and scope to those relationships listed above except as described above.

         Dividend Payments. During the fiscal year ended June 30, 2000, dividends aggregating $298,600 became payable to the holders of the Series E Preferred Stock. We have since paid these dividends to the holders of the Series E Preferred Stock through the issuance of 298,600 shares of our restricted common stock. We have paid a further $74,650 in dividends for the quarter ended September 30, 2000 through the issuance of 74,650 shares of our common stock.

         Employment Disputes. Marvin Hudson, formerly our vice president, employee and greater-than-10% shareholder, has made certain claims against us and has filed litigation against us as described above. We have also filed litigation against Mr. Hudson.

                                   PROPOSAL 2-
          APPROVAL OF THE AMERALIA, INC. 2001 DIRECTORS' INCENTIVE PLAN

INTRODUCTION

         The Board of Directors believes that the AmerAlia 2001 Directors' Incentive Plan (the "Directors' Incentive Plan") is an integral part of AmerAlia's approach to long-term incentive compensation for its directors. The purpose of the Directors' Incentive Plan is to provide incentives to attract, retain and motivate persons whose present and potential contributions as members of the Board of AmerAlia, Inc. are important to AmerAlia's success and the success of its subsidiaries, by offering them an opportunity to participate in AmerAlia's future performance through awards of options. On April 16, 2001, the closing price for a share of common stock was $1.03.

         In the past, AmerAlia has granted options to its directors on an ad hoc basis, including those grants described in Proposal 3, below. The Board of Directors approved and believes that it is preferable that future grants be pursuant to plans, such as the Directors' Incentive Plan, which have been approved by the shareholders.

PRINCIPAL PROVISIONS OF THE DIRECTORS' INCENTIVE PLAN

         The principal provisions of the Directors' Incentive Plan are summarized below. You may obtain a copy of the Directors' Incentive Plan by writing or calling AmerAlia, Inc. at its corporate office.

GENERAL

       The Directors' Incentive Plan provides for the grant of non-qualified stock options to directors who are neither employees nor executive officers of AmerAlia ("Outside Directors"). A total of 1,000,000 shares of common stock are reserved and available for grant and issuance pursuant to the Directors' Incentive Plan. The total number of shares is subject to adjustment for stock splits, reverse stock splits, stock dividends, recapitalizations, reclassifications and similar changes in the capital structure of AmerAlia without consideration.

         The Directors' Incentive Plan will be administered by a committee appointed by the Board (the "Committee"), or if no such Committee is appointed the Board will administer the Directors' Incentive Plan. As a part of the Directors' Incentive Plan, the Board granted an option to purchase

75,000 shares to each of its two most recently-appointed directors, Geoffrey C. Murphy and Samuel A Stern, as described in proposal 3, below.

OPTIONS

         Each Outside Director is granted an option to purchase 75,000 shares at the current market price when that person joins the Board of Directors, and additional options to purchase 37,500 shares to each Outside Director sitting at July 1 of each year. The exercise price for these latter options is the average market price of our common stock during the month of June preceding each grant date, and the options have a three-year term. The number of shares subject to purchase and the price per share under each outstanding option shall be adjusted to reflect any stock dividend, stock split, recapitalization or similar event.

         Options granted under the Directors' Incentive Plan are exercisable in whole or in part from time to time commencing six months from the date of the grant for a period as set forth in the Directors' Incentive Plan. Any options granted will expire three years after grant, or three months after the holder ceases to be one of our directors.

         If this plan is in effect on July 1, 2001, each of the outside directors of AmerAlia then serving will be entitled to receive an option to purchase 37,500 shares of common stock with an exercise price equal to the average price of our common stock in June 2001. Currently these persons include Messrs. Summerson, Cameron, Murphy and Stern. These options will be exercisable through June 30, 2004.

TERM OF PLAN/AMENDMENT OR TERMINATION OF PLAN

         Unless earlier terminated as provided herein, the Directors' Incentive Plan will terminate on April 16, 2011. The Board may at any time terminate or amend the Directors' Incentive Plan in any respect, including without limitation amendment of any form of option agreement or instrument to be executed pursuant to the Directors' Incentive Plan. However, the Board will not, without the approval of the shareholders of AmerAlia, amend the Directors' Incentive Plan in any manner that requires such shareholder approval.

U.S. FEDERAL INCOME TAX CONSEQUENCES

         The following discussion briefly summarizes the U.S. federal income tax consequences of the issuance and exercise of non-qualified stock options to the Outside Directors and AmerAlia. State and local tax consequences may differ. Tax consequences to persons who are not citizens or residents of the United States may also differ.

         Non-Qualified Stock Options. An Outside Director generally is not required to recognize income on the grant of a non-qualified stock option. Instead, ordinary compensation income generally is required to be recognized on the date the holder exercises the non-qualified stock option. In general, the amount of ordinary compensation income required to be recognized is equal to the excess of the aggregate fair market value of the shares on the date of exercise over the aggregate exercise price per share paid for such shares.

         Gain or Loss on Sale or Exchange of Shares. In general, gain or loss from the sale or exchange of shares acquired upon the exercise of non-qualified stock options will be treated as capital gain or loss, provided that the shares are held as capital assets at the time of the sale or exchange.

         Deductibility by AmerAlia. In the case of a non-qualified stock option, at the same time the holder is required to recognize ordinary income, AmerAlia will generally be allowed a deduction in an amount equal to the amount of ordinary income so recognized.

RECOMMENDATION

         The Board of Directors recommends a vote FOR approval of the AmerAlia, Inc. 2001 Directors' Incentive Plan. Approval of the Directors' Incentive Plan requires the affirmative vote of a majority of the votes cast on this proposal at the meeting.


                                  PROPOSAL 3 -
       APPROVAL OF STOCK OPTIONS EXERCISABLE FOR A TOTAL OF 650,000 SHARES
         OF COMMON STOCK GRANTED TO CERTAIN DIRECTORS, EXECUTIVES, AND
                              OFFICERS OF AMERALIA.

         As described above in "Executive Compensation: Options/SAR Granted During Year Ended June 30, 2000," in May 2000, the Board of Directors granted the options to certain of our directors, executives, and officers as part of a plan to compensate directors for significant services expended on our behalf over an extended period of time. Also as previously described, in April 2001, the Board granted additional options to other directors. Because of recent interpretations of the Nasdaq Stock Market, the Board concluded that these options should be subject to shareholder approval. The option recipients have each approved this condition.

              - A non-qualified stock option granted to Bill H. Gunn in May 2000, which is exercisable for 150,000 shares of common stock at an exercise price of $1.09 per share expiring on April 30, 2005. The compensation committee recommended, and the Board approved this grant to Mr. Gunn in recognition of the fact that he has been our Chairman and President since 1984 and has exerted substantially his full-time efforts on our behalf since then, at times for limited, deferred, or no compensation. The Board approved the options to Mr. Gunn in recognition of these services over an extended period of time.

              - A non-qualified stock option granted to Robert C.J. van Mourik in May 2000, which is exercisable for 100,000 shares of common stock at an exercise price of $1.09 per share expiring on April 30, 2005. The compensation committee recommended, and the Board approved this grant to Mr. Van Mourik in recognition of the fact that he has been our Executive Vice President and Chief Financial Officer since 1989 and has assisted Mr. Gunn in numerous activities, frequently on a substantially full-time basis, also frequently for limited, deferred, or no compensation.

              - A non-qualified stock option granted to Robert A. Cameron in May 2000, which is exercisable for 75,000 shares of common stock at an exercise price of $1.09 per share expiring on April 30, 2005. The compensation committee recommended, and the Board approved this grant to Mr. Cameron in recognition of the fact that he, also, has served as one of our directors since 1990 and has in the past expended significant efforts on behalf of our Rock School project, which Mr. Cameron developed before AmerAlia acquired the project. Like Mr. Gunn and Mr. van Mourik, Mr. Cameron performed numerous duties in the past for us in exchange for limited, deferred, and occasionally no compensation.

              - A non-qualified stock option granted to Neil E. Summerson in May 2000, which is exercisable for 75,000 shares of common stock at an exercise price of $1.09 per share expiring on April 30, 2005. The Board approved this grant to Mr. Summerson in recognition of the fact that he has been a director of AmerAlia since 1990 and, as the case with Messrs. Gunn, van Mourik, and Cameron, he expended a significant amount of efforts on behalf of AmerAlia. Mr. Summerson received very little compensation from AmerAlia over the years for the efforts he expended as a director and in a consulting capacity.

         The disinterested members of our Board of Directors approved the foregoing options in May 2000. At that time, the disinterested members were John
F. Woolard and Geoffrey C. Murphy. In April 2001, the disinterested members of the Board of Directors granted the following options. These options were not contemplated at the time the disinterested members of the Board approved the options granted in May 2000.

              - A non-qualified stock option granted to John F. Woolard in April 2001, which is exercisable for 100,000 shares of common stock at an exercise price of $1.09 per share expiring on March 31, 2003. The compensation committee recommended, and the Board approved this grant to Mr. Woolard to replace options that had been granted to him in connection with the commencement of his services to AmerAlia in February 1998, which expired on March 31, 2001. At the time the options expired, the market price of our common stock made the exercise of the expiring options unrealistic. These options are at a higher price than the options that expired ($1.09 per share as compared to $1.00 per share). These options were also granted in recognition of the services he has performed for AmerAlia as an Executive Vice President and director.

              - A non-qualified stock option granted to Samuel A. Stern in April 2001, which is exercisable for 75,000 shares of common stock at an exercise price of $1.09 per share exercisable through April 30, 2005. The compensation committee recommended, and the Board approved this grant to Mr. Stern in connection with his becoming a director of AmerAlia in November 2000. Although this grant had been discussed with Mr. Stern and the directors before his appointment to the Board, the Board only finalized this grant to Mr. Stern in connection with the approval of (and as a part of) the Directors' Incentive Plan.

              - A non-qualified stock option granted to Geoffrey C. Murphy in April 2001, which is exercisable for 75,000 shares of common stock at an exercise price of $1.09 per share exercisable through April 30, 2005. The compensation committee recommended, and the Board approved this grant to Mr. Murphy in recognition of his becoming a director of AmerAlia for no compensation at the time, and to provide Mr. Murphy the same incentive granted to Mr. Stern. As is the case with Mr. Stern, although this grant had been discussed in November 2000, it was only approved in April 2001 in connection with the approval of (and as a part of) the Directors' Incentive Plan.

 Rule 16b-3 provides an exemption from the operation of these provisions with respect to the acquisition of options if one of the following conditions is met:

              -    The transaction is approved by the entire board of directors;

              - The transaction is approved by a committee of the board of directors that is composed solely of two or more "non-employee directors" (defined generally to include any director who is (1) not currently an officer or employee of the company; (2) is not a consultant to the company that receives annual compensation of $60,000 or more; and (3) does not maintain an interest in any transaction, and is not engaged in a business relationship, requiring disclosure in the company's annual proxy statement.

              - The transaction is approved or ratified by the shareholders of the company; or at least six months elapse from the date of acquisition of the option to the date of disposition of the option or the underlying security.

RECOMMENDATION

         Therefore, in order to maintain maximum flexibility under Rule 16b-3 and to ensure compliance with Nasdaq rules and interpretations, we are proposing that our shareholders specifically ratify the grant of the options to the foregoing directors. The Board of Directors recommends that shareholders vote FOR Proposal 3.

                                   PROPOSAL 4
              APPROVAL OF THE AMERALIA, INC. 2001 STOCK OPTION PLAN

INTRODUCTION

         The AmerAlia, Inc. 2001 Stock Option Plan is intended to encourage stock ownership by employees, consultants, and officers of AmerAlia, its divisions and subsidiary corporations, so that they may acquire or increase their proprietary interest in AmerAlia, and to encourage such employees, consultants, and officers to remain in the employment of or associated with AmerAlia and to put forth maximum efforts for the success of AmerAlia and its business. On April 16, 2001, the closing price for a share of common stock was $1.03.

         The Board of Directors approved and believes that it is desirable that the shareholders approve the AmerAlia, Inc. 2001 Stock Option Plan (the "Stock Option Plan") which authorizes the issuance of up to 1,000,000 shares of common stock as described below.

PRINCIPAL PROVISIONS OF THE STOCK OPTION PLAN

         The principal provisions of the Stock Option Plan are summarized below. You may obtain a copy of the Directors' Incentive Plan by writing or calling AmerAlia, Inc. at its corporate office.

GENERAL

         The Stock Option Plan provides for the grant of incentive stock options, non-qualified stock options, and a combination thereof to employees, consultants, and officers of AmerAlia and its subsidiaries (each a "Participant"). The Stock Option Plan will be administered by AmerAlia's compensation committee consisting of not less than two members of the Board of Directors of AmerAlia or alternatively, in the absence of a compensation committee the entire Board shall administer the Stock Option Plan.

         The total number of shares reserved and available for grant and issuance pursuant to the Stock Option Plan will be 1,000,000 shares of common stock. The total number of shares is subject to adjustment for stock splits, reverse stock splits, stock dividends, recapitalizations, reclassifications and similar changes in the capital structure of AmerAlia without consideration.

OPTIONS

         Under the Stock Option Plan, the Board of Directors (through its compensation committee) may grant to each participant, incentive stock options, non-qualified stock options, or a combination thereof according to the terms set forth in the Stock Option Plan. In each case, the Board of Directors (through its compensation committee) will determine the price at which options may be issued, the term of the options, and the number of options to be issued. In no case may the exercise price be less than the market value of the underlying shares at the time of grant. Options granted under the Stock Option Plan will be exercisable in whole or in part in lots of 100 shares from time to time commencing six months from the date of the grant for a period as set forth in the plan.

         An employee or officer, must exercise his or her options within three months after termination (not including death, disability, retirement, or for "cause"). If such person is terminated or removed for "cause," any and all options expire immediately upon termination or removal. With respect to death, disability or retirement of an optionee, the option must be exercised within one year after the date of death, disability or retirement.

         Options granted under the Stock Option Plan are not transferable by the participant otherwise than by will or the laws of descent and distribution, and are exercisable, during the participant's lifetime, only by the participant.

         Currently, these persons who are also directors of AmerAlia are eligible to receive option grants under this plan: Bill H. Gunn, Robert C.J. van Mourik, and John F. Woolard. The Board has not approved any grants under the plan to date, and has not made any commitment to do so.


TERM OF PLAN/AMENDMENT OR TERMINATION OF PLAN

         Options may be granted pursuant to the Stock Option Plan from time to time within a period of ten years from the date the Stock Option Plan is adopted by the Board, or the date the plan is approved by the shareholders of AmerAlia, whichever is earlier. The Board at any time and from time to time may suspend, terminate, modify or amend the Stock Option Plan. However, the Board will not, without the approval of the shareholders of AmerAlia, amend the Stock Option Plan in any manner that requires such shareholder approval.

US FEDERAL INCOME TAX CONSEQUENCES

         The following discussion briefly summarizes the federal income tax consequences of the issuance and exercise of incentive stock options and non-qualified stock options to the participants and AmerAlia. State and local tax consequences may differ.

         Incentive Stock Options. Generally, a participant will not recognize income on the grant or exercise of an incentive stock option. However, the difference between the exercise price and the fair market value of the stock on the date of exercise is an adjustment item for purposes of the alternative minimum tax. If a participant does not exercise an incentive stock option within certain specified periods after termination of employment, the option may terminate or the participant may recognize ordinary income on the exercise of the incentive stock option in the same manner as on the exercise of a non-qualified stock option, as described below.

         Non-Qualified Stock Options. Non-Qualified Stock Options granted under the Stock Option Plan receive similar treatment as under the Directors' Incentive Plan. Please see the discussion under "Proposal 2: US Federal Income Tax Consequences: Non-Qualified Stock Options" for an explanation.

         Gain or Loss on Sale or Exchange of Shares. In general, gain or loss from the sale or exchange of shares acquired upon the exercise of incentive and non-qualified stock options will be treated as capital gain or loss, provided that the shares are held as capital assets at the time of the sale or exchange. However, if certain holding period requirements are not satisfied at the time of the sale or exchange of shares acquired upon the exercise of an incentive stock option (a "disqualifying disposition"), a participant is required to recognize ordinary income upon such disposition equal to the difference between the option's exercise price and the stock's fair market value at the time of option exercise.

         Deductibility by AmerAlia. AmerAlia generally is not allowed a deduction in connection with the grant or exercise of an incentive stock option. However, if a participant is required to recognize income as a result of a disqualifying disposition, AmerAlia will be entitled to a deduction equal to the amount of ordinary income so recognized. Similar to the treatment under the Directors' Incentive Plan, at the same time the participant is required to recognize ordinary income for a non-qualified stock option (including an incentive stock option that is treated as a non-qualified stock option as described above), AmerAlia will generally be allowed a deduction in an amount equal to the amount of ordinary income recognized.

RECOMMENDATION

         The Board of Directors recommends a vote FOR Proposal 4: the approval of the AmerAlia, Inc. 2001 Stock Option Plan. Approval of the Stock Option Plan requires the affirmative vote of a majority of the votes cast on this proposal at the meeting.


                              INDEPENDENT AUDITORS

         The Board of Directors selected the independent accounting firm of HJ & Associates with respect to audit of our consolidated financial statements for the fiscal year ending June 30, 2000, as well as many prior fiscal years. A representative of HJ & Associates is not expected to be present at the Annual Meeting.


         Audit Fees. In connection with professional services rendered for the audit of our annual financial statements for the most recent fiscal year and the reviews of the financial statements included in our quarterly reports filed on Form 10-Q for the most recent fiscal year, we were billed fees in the aggregate amount of $14,090.

         Financial Information Systems Design and Implementation Fees. We do not have an information system or a local area network. Moreover, we do not have a hardware or software system that aggregates source data underlying the financial statements or generates information that is significant to our financial statements taken as a whole, nor did we engage our principal accountant to design, develop or implement any such system.

         All Other Fees. No fees other than those mentioned above were billed for services rendered by our principal accountant for the most recent fiscal year.

         The audit committee has considered the information described in "Financial Information Systems Design and Implementation Fees" and "All Other Fees" above and believes that it is compatible with maintaining the principal accountant's independence.

         Our principal accountant (through its full time employees) performed all work regarding the audit of our financial statements for the most recent fiscal year.



                           PROPOSALS FROM SHAREHOLDERS

         Proposals from shareholders intended to be present at the next Annual Meeting of shareholders should be addressed to AmerAlia, Inc., Attention:
Corporate Secretary, 818 Taughenbaugh Blvd., Rifle, Colorado 81650 and we must receive the proposals by December 15, 2001. Upon receipt of any such proposal, we shall determine whether or not to include any such proposal in the Proxy Statement and proxy in accordance with applicable law. It is suggested that shareholders forward such proposals by Certified Mail-Return Receipt Requested. After December 15, 2001, any shareholder proposal submitted outside the process of Rule 14a-8 will be considered to be untimely.

                          ANNUAL REPORT TO SHAREHOLDERS

         This proxy statement is being accompanied by our annual report to shareholders. The annual report to shareholders does include our audited financial statements.

          ANNUAL REPORT ON FORM 10-K AND QUARTERLY REPORT ON FORM 10-Q

         OUR ANNUAL REPORT ON FORM 10-K FOR THE YEAR ENDED JUNE 30, 2000, OUR QUARTERLY REPORT ON FORM 10-Q FOR THE PERIOD ENDED DECEMBER 31, 2000, AND OTHER REPORTS FILED UNDER THE SECURITIES EXCHANGE ACT OF 1934, ARE AVAILABLE TO ANY SHAREHOLDER AT NO COST UPON REQUEST TO: CORPORATE SECRETARY, 818 TAUGHENBAUGH BLVD., RIFLE, COLORADO 81650, OR BY TELEPHONE: (970) 625-9134, OR THROUGH THE INTERNET AT WWW.SEC.GOV.

                                  OTHER MATTERS

         We do not know of any other matters to be brought before the meeting. Should any other matter requiring a vote of shareholders arise at the meeting, the persons named in the proxy will vote the proxies in accordance with their best judgment.

                  By Order of the Board of Directors:



                  AMERALIA, INC.
                  Bill H. Gunn, President

                                   APPENDIX A
                                 AMERALIA, INC.
                             AUDIT COMMITTEE CHARTER

                        Adopted by the Board of Directors
                effective May 6, 2000, as amended April 16, 2001


ORGANIZATION AND QUALIFICATIONS

There shall be a committee of the Board of Directors of AmerAlia, Inc. to be known as the Audit Committee.

         Independence. The Audit Committee shall be composed of a minimum of three directors, each of whom is independent of the management of the Corporation and is free of any relationship that, in the opinion of the Board of Directors, would interfere with his or her exercise of independent judgment as a member of the Audit Committee. Each member shall otherwise be considered "independent" as defined in Nasdaq Marketplace Rule 4200(a)(14), as such rule may be amended from time-to-time.(1)

         Financial Literacy. All members of the Audit Committee must be able to read and understand fundamental financial statements (including a balance sheet, income statement, and cash flow statement) and shall have a working familiarity with basic finance and accounting practices.

         At least one member of the Audit Committee must have past employment experience in finance or accounting, requisite professional certification in accounting, or other comparable experience or background (including a current or past position as a chief executive or financial officer or other senior officer with financial oversight responsibilities).

         Selection. The members of the committee shall be elected by the Board of Directors at its annual

----------------------
(1) As of April 1, 2000, Nasdaq Marketplace Rule 4200(a)(14) reads as follows: "Independent director" means a person other than an officer or employee of the company or its subsidiaries or any other individual having a relationship which, in the opinion of the company's board of directors, would interfere with the exercise of independent judgement in carrying out the responsibilities of a director. The following persons shall not be considered independent:

         (A) a director who is employed by the corporation or any of its affiliates for the current year or any of the past three years;

         (B) a director who accepts any compensation from the corporation or any of its affiliates in excess of $60,000 during the previous fiscal year, other than compensation for board service, benefits under a tax-qualified retirement plan, or non-discretionary compensation;

         (C) a director who is a member of the immediate family of an individual who is, or has been in any of the past three years, employed by the corporation or any of its affiliates as an executive officer. Immediate family includes a person's spouse, parents, children, siblings, mother-in-law, father-in-law, brother-in-law, sister-in-law, son-in-law, daughter-in-law, and anyone who resides in such person's home;

         (D) a director who is a partner in, or a controlling shareholder or an executive officer of, any for-profit business organization to which the corporation made, or from which the corporation received, payments (other than those arising solely from investments in the corporation's securities) that exceed 5% of the corporation's or business organization's consolidated gross revenues for that year, or $200,000, whichever is more, in any of the past three years;

         (E) a director who is employed as an executive of another entity where any of the company's executives serve on that entity's compensation committee.

organizational meeting and shall serve thereafter until their successors shall be duly elected. The members of the Audit Committee may designate a Chair by majority of the full committee membership.

PURPOSE

         The Audit Committee shall provide assistance to the corporate directors in fulfilling their responsibility to the shareholders, potential shareholders, and investment community relating to corporate accounting, reporting practices of the corporation, and the quality and integrity of the financial reports of the corporation.

         In doing so, it is the responsibility of the Audit Committee to maintain free and open means of communication between the directors, the independent auditors, and the financial management of the corporation.

         The independent auditors shall be accountable to the Audit Committee and to the Board of Directors as representative of the shareholders.

Responsibilities

         In carrying out its responsibilities, the Audit Committee believes its policies and procedures should remain flexible in order to best react to changing conditions; and to ensure to the directors and shareholders the corporate accounting and reporting practices of the corporation are in accordance with all requirements and are of the highest quality.

     In carrying out these responsibilities, the Audit Committee will:

     - Review and recommend to the directors the independent auditors to be selected to audit the financial statements of the corporation and its divisions and subsidiaries.

     - Receive from the independent auditors on not less than an annual basis a formal written statement delineating all relationships between the auditor and AmerAlia. This statement shall be consistent with Independence Standard Board Standard #1. (i) The Audit Committee shall thereafter engage in a dialogue with the auditor with respect to any disclosed relationships or services that (in the opinion of the Audit Committee) may impact the objectivity and independence of the auditor.
         (ii) The Audit Committee shall take, or recommend the Board of Directors take, appropriate action to oversee the independence of the outside auditor, including (without limitation) consideration of appointment of a new firm of independent auditors.


     - Meet with the independent auditors and financial management of the corporation at a minimum of once a year (i) to review any comments or recommendations of the independent auditors; (ii) to discuss the matters required to be discussed by SAS 60 (Codification of Statements on Auditing Standards, AU section 380), as may be modified or supplemented; (iii) to review the adequacy and effectiveness of the accounting and financial controls of the corporation; (iv) to assess the quality of earnings; and (v) to review the annual report to shareholders to ensure the independent auditors are satisfied with the disclosure and content of the financial statements and other financial information presented to the shareholders.


     - Review current financial results and interim financial statements with management and the independent auditor as the Committee deems appropriate

     - Inquire of management and the independent auditor about significant risks or exposures and assess the steps management has taken to minimize such risk to the company.

     - Review accounting and financial human resources and succession planning within the company.

     - Submit the minutes of all meetings of the Audit Committee to, or discuss the matters discussed at each committee meeting with, the Board of Directors.

     - Investigate any matter brought to its attention within the scope of its duties, with the power to retain outside counsel for this purpose if, in its judgment, that is appropriate.

     - In addition to the above-mentioned meetings and as part of the Audit Committee's job to foster open communication, the committee should meet at least annually with management and the independent auditors in separate executive sessions to discuss any matters the committee or each of these groups believe should be discussed privately.

Annual Review and Assessment

         The Audit Committee will review and assess this charter and (to the extent necessary) amend or modify this charter on not less than an annual basis.

                                 AMERALIA, INC.
                         2001 DIRECTORS' Incentive Plan

                            As Adopted April 16, 2001


1 PURPOSE. The purpose of this Plan is to provide incentives to attract, retain and motivate persons whose present and potential contributions as members of the Board of AmerAlia, Inc. are important to AmerAlia's success and the success of its Subsidiaries, by offering them an opportunity to participate in AmerAlia's future performance through awards of Options. Capitalized terms not defined in the text are defined in Section 15.

2        SHARES SUBJECT TO THE PLAN.

2.1 NUMBER OF SHARES AVAILABLE. Subject to Section 2.2, the total number of Shares reserved and available for grant and issuance pursuant to this Plan will be 1,000,000 Shares of AmerAlia common stock. Subject to
         Section 2.2, Shares that are subject to issuance upon exercise of an Option but cease to be subject to such Option for any reason other than exercise of such Option will again be available for grant and issuance in connection with future Options under this Plan. At all times AmerAlia shall reserve and keep available a sufficient number of Shares as shall be required to satisfy the requirements of all outstanding Options granted under this Plan.

2.2 ADJUSTMENT OF SHARES. In the event that the number of outstanding Shares is changed by a stock dividend, recapitalization, stock split, reverse stock split, subdivision, combination, reclassification or similar change in the capital structure of AmerAlia without consideration, then

(a)      the number of Shares reserved for issuance under this Plan, and

(b) the Exercise Prices of and number of Shares subject to outstanding Options, will be proportionately adjusted, subject to any required action by the Board or the shareholders of AmerAlia and compliance with applicable securities laws; provided, however, that fractions of a Share will not be issued but will either be replaced by a cash payment equal to the Fair Market Value of such fraction of a Share or will be rounded up to the nearest whole Share, as determined by the Committee.

3 ELIGIBILITY. Outside Directors are eligible to receive options pursuant to this Plan. A person may be granted more than one award under this Plan.

4        OPTIONS.

4.1      OPTION GRANT.  Each Outside Director will receive:



AmerAlia, Inc. 2001 Directors' Incentive Plan                             Page 1

(a) an Option to purchase 75,000 shares of AmerAlia common stock when such person is appointed to the Board and accepts such appointment; and

(b) an Option to purchase 37,500 shares of AmerAlia common stock on July 1 of each year if such person is an Outside Director on such date.

4.2 FORM OF OPTION GRANT. Each Option granted under this Plan will be evidenced by an Option Agreement, and will be in the form of Exhibit "A" to this Plan, such stock option agreement must be accepted by the Outside Director within 45 days after the Date of Grant to be effective. Any Option not accepted by such Outside Director in writing within such 45 day period shall expire and be terminated without further action.

4.3      DATE OF GRANT.  The Date of Grant of an Option will be:

(a) with respect to Options granted pursuant to Section 4.1(a), above, the date the Outside Director accepts his or her appointment to the Board or the date this Plan is adopted by the Board, whichever is later; and

(b) with respect to Options granted pursuant to Section 4.1(b), above, July 1 of each year such person is an Outside Director.

4.4      EXERCISE PERIOD.

(a) Options granted to persons at the time this Plan is adopted will be exercisable for a period commencing six months after the Date of Grant and ending April 30, 2005.

(b) Except with respect to Options granted to persons at the time this Plan was adopted, each option will be exercisable commencing six moths after the Date of Grant, for three years after the Date of Grant.

4.5      EXERCISE PRICE.  The Exercise Price of an Option will be:

(a) $1.09 per share for Options granted to persons at the time this Plan is adopted;

(b) The Fair Market Value of the Shares underlying the Options during the month immediately preceding the Date of Grant for options granted pursuant to Section 4.1(a) hereof; and

(c) The Fair Market Value of the Shares underlying the Options during the month of June immediately preceding the Date of Grant for options granted pursuant to Section 4.1(b) hereof.

4.6 METHOD OF EXERCISE. Options may be exercised only by delivery to AmerAlia of a written stock option subscription agreement (the "Subscription Agreement") in a form



AmerAlia, Inc. 2001 Directors' Incentive Plan                             Page 2
         attached hereto, together with payment in full of the Exercise Price for the number of Shares being purchased.

4.7 TERMINATION. Notwithstanding the exercise periods set forth in the Stock Option Agreement, exercise of an Option will always be subject to the following:

(a) If the Outside Director is Terminated for any reason except death, then the Outside Director may exercise Options held by the Outside Director during the period ending three (3) months after the Termination Date, but in any event, no later than the expiration date of the Options.

(b) If the Outside Director is Terminated because of death, then the Options held by the Outside Director may be exercised during the period ending twelve (12) months after the Termination Date, but in any event no later than the expiration date of the Options.

5 PAYMENT FOR OPTION EXERCISE. Payment for option exercise must be made in the manner set forth in the Option Agreement.

6        WITHHOLDING TAXES.

6.1 WITHHOLDING GENERALLY. Whenever Shares are to be issued upon exercise of Options granted under this Plan, AmerAlia may require the Outside Director to remit to AmerAlia an amount sufficient to satisfy federal, state and local withholding tax requirements prior to the delivery of any certificate or certificates for such Shares.

6.2 STOCK WITHHOLDING. When, under applicable tax laws, an Outside Director incurs tax liability in connection with the exercise of any Option that is subject to tax withholding and the Outside Director is obligated to pay AmerAlia the amount required to be withheld, the Board may in its sole discretion allow the Outside Director to satisfy the minimum withholding tax obligation by electing to have AmerAlia withhold from the Shares to be issued that number of Shares having a Fair Market Value equal to the minimum amount required to be withheld, determined on the date that the amount of tax to be withheld is to be determined. All elections by an Outside Director to have Shares withheld for this purpose will be made in accordance with the requirements established by the Committee and be in writing in a form acceptable to the Committee

7 CERTIFICATES. All certificates for Shares delivered upon the exercise of an Option granted under this Plan will be subject to such stock transfer orders, legends and other restrictions as the Committee may deem necessary or advisable, including restrictions under any applicable federal, state or foreign securities law, or any rules, regulations and other requirements of the SEC or any stock exchange or automated quotation system upon which the Shares may be listed or quoted.

8        SECURITIES LAW AND OTHER REGULATORY COMPLIANCE.



AmerAlia, Inc. 2001 Directors' Incentive Plan                             Page 3

8.1 COMPLIANCE WITH LAWS REQUIRED. An Option will not be effective unless such Option is in compliance with all applicable federal and state securities laws, rules and regulations of any governmental body, and the requirements of any stock exchange or automated quotation system upon which the Shares may then be listed or quoted, as they are in effect on the Date of Grant of the Option and also on the date of exercise or other issuance.

8.2 OBLIGATION TO ISSUE CERTIFICATES. Notwithstanding any other provision in this Plan, AmerAlia will have no obligation to issue or deliver certificates for Shares issuable upon exercise of an Option granted under this Plan prior to:

(a) obtaining any approvals from governmental agencies that AmerAlia determines are necessary or advisable; and/or

(b) completion of any registration or other qualification of such Shares under any state or federal law or ruling of any governmental body that AmerAlia determines to be necessary or advisable.

8.3 NO REGISTRATION OBLIGATION. AmerAlia will be under no obligation to register the Shares with the SEC or to effect compliance with the registration, qualification or listing requirements of any state securities laws, stock exchange or automated quotation system, and AmerAlia will have no liability for any inability or failure to do so.

9 NO OBLIGATION TO RETAIN. Nothing in this Plan or any Option granted under this Plan will confer or be deemed to confer on any Outside Director any right to continue to stand for election as a director of, or to continue any other relationship with, AmerAlia or any Parent or Subsidiary of AmerAlia, or limit in any way the right of AmerAlia or any Parent or Subsidiary of AmerAlia to terminate any relationship with the Outside Director at any time, with or without cause to the extent such relationship is terminable.

10       CORPORATE TRANSACTIONS.

10.1     ASSUMPTION OR REPLACEMENT OF OPTIONS BY SUCCESSOR.  In the event of

(a)      a dissolution or liquidation of AmerAlia; or

(b) a merger or consolidation in which AmerAlia is not the surviving corporation (other than a merger or consolidation with a wholly-owned subsidiary, a reincorporation of AmerAlia in a different jurisdiction, or other transaction in which there is no substantial change in the shareholders of AmerAlia or their relative stock holdings and the Options granted under this Plan are assumed, converted or replaced by the successor corporation, which assumption will be binding on all Outside Directors); or


AmerAlia, Inc. 2001 Directors' Incentive Plan                             Page 4

(c) a merger in which AmerAlia is the surviving corporation but after which the shareholders of AmerAlia immediately prior to such merger (other than any shareholder that merges, or which owns or controls another corporation that merges, with AmerAlia in such merger) cease to own their shares or other equity interest in AmerAlia; or

(d)      the sale of substantially all of the assets of AmerAlia,

         any or all outstanding Options may be assumed, converted or replaced by the successor corporation (if any), which assumption, conversion or replacement will be binding on all Outside Directors. In the alternative, the successor corporation may substitute equivalent Options or provide substantially similar consideration to Outside Directors as was provided to shareholders (after taking into account the existing provisions of the Options). If such successor corporation (if any) fails or refuses to assume or substitute Options as provided above pursuant to a transaction described in this Subsection 10.1, such Options will expire on the completion of such transaction.

10.2 OTHER TREATMENT OF OPTIONS. Subject to any greater rights granted to Outside Directors under the foregoing provisions of this Section 10, in the event of the occurrence of any transaction described in Section 10.1, any outstanding Options will be treated as provided in the applicable agreement or plan of merger, consolidation, dissolution, liquidation, sale of assets or other "corporate transaction."

11       ADOPTION AND SHAREHOLDER APPROVAL.

11.1 EFFECTIVENESS. This Plan was adopted by the Board pursuant to resolutions effective the date first written above, and is effective immediately.

11.2 SHAREHOLDER APPROVAL. The Board may, in its discretion, submit this Plan for approval by the shareholders of AmerAlia consistent with applicable laws.

11.3 SECTION 16 COMPLIANCE. So long as AmerAlia is subject to Section 16 of the Exchange Act, recipients of Options must comply with the reporting requirements of Section 16(a) and will be subject to the short-swing profit provisions of Section 16(b) of the Exchange Act except to the extent an exemption therefrom may be available.

12 TERM OF PLAN/GOVERNING LAW. Unless earlier terminated as provided herein, this Plan will terminate ten (10) years from the date this Plan is adopted by the Board. This Plan and all agreements thereunder shall be governed by and construed in accordance with the laws of the State of Utah.

13 AMENDMENT OR TERMINATION OF PLAN. The Board may at any time terminate or amend this Plan in any respect, including without limitation amendment of any form of Option Agreement or instrument to be executed pursuant to this Plan; provided, however, that



AmerAlia, Inc. 2001 Directors' Incentive Plan                             Page 5
         the Board will not, without the approval of the shareholders of AmerAlia, amend this Plan in any manner that requires such shareholder approval.

14 NONEXCLUSIVITY OF THE PLAN. Neither the adoption of this Plan by the Board, the submission of this Plan to the shareholders of AmerAlia for approval, nor any provision of this Plan will be construed as creating any limitations on the power of the Board to adopt such additional compensation arrangements as it may deem desirable, including, without limitation, the granting of stock options and bonuses otherwise than under this Plan, and such arrangements may be either generally applicable or applicable only in specific cases.

15 DEFINITIONS. As used in this Plan, the following terms will have the following meanings:

15.1     "Board" means the Board of Directors of AmerAlia.

15.2 "Committee" means the committee appointed by the Board to administer this Plan, or if no such committee is appointed, the Board.

15.3 "Date of Grant" means the date on which an Option is granted pursuant to Section 4.3.

15.4     "Exchange Act" means the Securities Exchange Act of 1934, as amended.

15.5 "Exercise Price" means the price at which a holder of an Option may purchase the Shares issuable upon exercise of the Option pursuant to
         Section 4.5.

15.6 "Fair Market Value" means, as of any date, the value of a share of AmerAlia's common stock determined as follows:

(a) if such common stock is then quoted on the Nasdaq National Market, its average closing price on the Nasdaq National Market for the twenty trading days preceding the date of determination as reported in The Wall Street Journal;

(b) if such common stock is publicly traded and is then listed on a national securities exchange, its average closing price for the twenty trading days preceding the date of determination on the principal national securities exchange on which the common stock is listed or admitted to trading as reported in The Wall Street Journal;

(c) if such common stock is publicly traded but is not quoted on the Nasdaq National Market nor listed or admitted to trading on a national securities exchange, the average of the closing prices for the twenty trading days preceding the date of determination as reported in The Wall Street Journal or if not reported in The Wall Street Journal, in another source for stock price quotations selected by the Committee in its sole discretion

(d)      if none of the foregoing is applicable, by the Committee in good faith.



AmerAlia, Inc. 2001 Directors' Incentive Plan                             Page 6

15.7     "Option" means an award of an option to purchase Shares pursuant to
         Section 4.

15.8 "Option Agreement" means, with respect to each Option, the signed written agreement between AmerAlia and the Outside Director setting forth the terms and conditions of the Option.

15.9     "Outside Director" means any director who is not;

(a)      a current employee of AmerAlia or any Parent or Subsidiary of AmerAlia;

(b) a former employee of AmerAlia or any Subsidiary of AmerAlia who is receiving compensation for prior services (other than benefits under a tax-qualified pension plan);

(c)      a current or former officer of AmerAlia or any Subsidiary of AmerAlia;
         or

(d) currently receiving compensation for personal services in any capacity, other than as a director, from AmerAlia or any Subsidiary of AmerAlia.

15.10    "Plan" means this plan, as amended from time to time.

15.11    "SEC" means the Securities and Exchange Commission.

15.12 "Shares" means shares of AmerAlia's Common Stock reserved for issuance under this Plan, as adjusted pursuant to Section 2, and any successor security.

15.13 "Subsidiary" means any corporation (other than AmerAlia) in an unbroken chain of corporations beginning with AmerAlia if each of the corporations other than the last corporation in the unbroken chain owns stock possessing 50% or more of the total combined voting power of all classes of stock in one of the other corporations in such chain.

15.14 "Termination" or "Terminated" means, or purposes of this Plan with respect to an Outside Director, that the Outside Director dies, resigns, is not re-elected when standing for re-election, or is removed by the shareholders from his or her position as an Outside Director of AmerAlia or a Subsidiary of AmerAlia. The date on which any of the foregoing events takes place shall be the "Termination Date".

         This Plan was approved by the Board of Directors of AmerAlia at a meeting held on April 16, 2001.


                                                 AmerAlia, Inc.

Seal                                             By: ___________________________
                                                     Bill H. Gunn, President




AmerAlia, Inc. 2001 Directors' Incentive Plan                             Page 7

ATTEST:  ___________________________________
         Robert C.J. van Mourik, Secretary




AmerAlia, Inc. 2001 Directors' Incentive Plan                             Page 8

                                 AMERALIA, INC.
                             2001 STOCK OPTION PLAN

                           As Adopted April 16, 2001

         1. Purpose; Restrictions on Amount Available Under the Plan. The AmerAlia, Inc. 2001 Stock Option Plan (the "Plan") is intended to encourage stock ownership by employees, consultants, officers, and directors (who are also employees or officers) of AmerAlia, Inc. ("AmerAlia"), its divisions and Subsidiary Corporations, so that they may acquire or increase their proprietary interest in AmerAlia, and to encourage such employees, consultants, officers and directors to remain in the employment of or associated with AmerAlia and to put forth maximum efforts for the success of AmerAlia and its business. It is further intended that options granted by the Committee pursuant to Section 6 of this Plan shall constitute "incentive stock options" ("Incentive Stock Options") within the meaning of Section 422 of the Internal Revenue Code, and the regulations issued thereunder, and options granted by the Committee pursuant to
Section 7 of this Plan shall constitute "non-qualified stock options" ("Non-qualified Stock Options").

         2. Definitions. As used in this Plan, the following words and phrases shall have the meanings indicated:

                  (a) "Disability" shall mean an Optionee's inability to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment that can be expected to result in death or that has lasted or can be expected to last for a continuous period of not less than 12 months.

                  (b) "Employer Corporation" is the entity which employs the person granted options under this Plan.

                  (c) "Fair Market Value" means, as of any date, the value of a share of AmerAlia's common stock determined as follows:

                           (i) if such common stock is then quoted on the Nasdaq
National Market, its average closing price on the Nasdaq National Market for the twenty trading days preceding the date of determination as reported in The Wall Street Journal;

                           (ii) if such common stock is publicly traded and is
then listed on a national securities exchange, its average closing price for the twenty trading days preceding the date of determination on the principal national securities exchange on which the common stock is listed or admitted to trading as reported in The Wall Street Journal;

                           (iii) if such common stock is publicly traded but is
not quoted on the Nasdaq National Market nor listed or admitted to trading on a national securities exchange, the average of the closing prices for the twenty trading days preceding the date of determination as reported in The Wall Street Journal or if not reported in The Wall Street Journal, in another source for stock price quotations selected by the Committee in its sole discretion; or

                           (iv) if none of the foregoing is applicable, by the
Committee in good faith.

                  (d) "Internal Revenue Code" shall mean the United States Internal Revenue Code of 1986, as amended from time to time (codified at Title 26 of the United States Code), and any successor legislation.

                  (e) "Parent Corporation" shall mean any corporation (other than the Employer Corporation) in an unbroken chain of corporations ending with the Employer Corporation if, at the time of granting an Option, each of AmerAlias other than the Employer Corporation owns stock possessing 50% or more of the total combined voting power of all classes of stock in one of the other corporations in such chain.

                  (f) "Subsidiary Corporation" shall mean any corporation (other than the Employer Corporation) in an unbroken chain of corporations beginning with the Employer Corporation if, at the time of granting an Option, each of AmerAlias other than the last corporation in the unbroken chain owns stock possessing 50% or more of the total combined voting power of all classes of stock in one of the other corporations in such chain.

         3. Administration.

                  (a) The Plan shall be administered by the Compensation Committee (the "Committee"), consisting of not less than two members of the Board of Directors of AmerAlia (the "Board") or alternatively, in the absence of a designated and qualified committee, the entire Board shall serve as the Committee.

                  (b) The Committee shall have the authority in its discretion, subject to and not inconsistent with the express provisions of the Plan, to administer the Plan and to exercise all the powers and authorities either specifically granted to it under the Plan or necessary or advisable in the administration of the Plan, including (without limitation): the authority to grant Options; to determine which Options shall constitute Incentive Stock Options and which Options shall constitute Non-qualified Stock Options; to determine the purchase price of the shares of Common Stock covered by each Option (the "Option Price"); to determine the persons to whom, and the time or times at which, Options shall be granted; to determine the number of shares to be covered by each Option; to determine Fair Market Value per share; to interpret the Plan; to prescribe, amend and rescind rules and regulations relating to the Plan; to determine the terms and provisions of the Option Agreements (which need not be identical) entered into in connection with Options granted under the Plan; and to make all other determinations deemed necessary or advisable for the administration of the Plan. The Committee may delegate to one or more of its members or to one or more agents such administrative duties as it may deem advisable, and the Committee or any person to whom it has delegated duties as aforesaid may employ one or more persons to render advice with respect to any responsibility the Committee or such person may have under the Plan.

                  (c) The Board shall fill all vacancies, however caused, in the Committee. The Board may from time to time appoint additional members to the Committee, and may at any time

AMERALIA, INC. 2001 STOCK OPTION PLAN                                     PAGE 2
remove one or more Committee members and substitute others. One member of the Committee shall be selected by the Board as chairman. The Committee shall hold its meetings at such times and places as it shall deem advisable. All determinations of the Committee shall be made by not less than a majority of its members either present in person or participating by conference telephone at a meeting or by written consent. The Committee may appoint a secretary and make such rules and regulations for the conduct of its business as it shall deem advisable, and shall keep minutes of its meetings. The secretary need not be a member of the Committee or a member of the Board.

                  (d) No member of the Board or Committee shall be liable for any action taken or determination made in good faith with respect to the Plan or any Option granted hereunder.

         4. Eligibility.

                  (a) Subject to certain limitations hereinafter set forth, Options may be granted to employees, consultants, officers, and directors (who are also employees or officers) of AmerAlia or its present or future divisions and Subsidiary Corporations, provided such persons meet minimum requirements, if any, as may be established by the Committee, in its discretion. In determining the persons to whom Options shall be granted and the number of shares to be covered by each Option, the Committee shall take into account the duties of the respective persons, their present and potential contributions to the success of AmerAlia and such other factors as the Committee shall deem relevant in connection with accomplishing the purpose of the Plan. A person to whom an Option has been granted hereunder is sometimes referred to herein as an "Optionee."

                  (b) An Optionee shall be eligible to receive more than one grant of an Option during the term of the Plan, but only on the terms and subject to the restrictions hereinafter set forth.

         5. Stock.

                  (a) The stock subject to Options hereunder shall be shares of AmerAlia's common stock, $.01 par value per share ("Common Stock"). Such shares may, in whole or in part, be authorized but unissued shares or shares that shall have been or that may be reacquired by AmerAlia. The aggregate number of shares of Common Stock as to which Options may be granted from time to time under the Plan shall not exceed 1,000,000. The limitations established by the preceding sentences shall be subject to adjustment as provided in Section 8(i) hereof.

                  (b) In the event that any outstanding Option under the Plan for any reason expires or is terminated without having been exercised in full, the shares of Common Stock allocable to the unexercised portion of such Option (unless the Plan shall have been terminated) shall become available for subsequent grants of options under the Plan.

AMERALIA, INC. 2001 STOCK OPTION PLAN                                     PAGE 3

         6. Incentive Stock Options.

                  (a) Options granted pursuant to this Section 6 are intended to constitute Incentive Stock Options and shall be subject to the following special terms and conditions, in addition to the general terms and conditions specified in Section 8 hereof. Consultants who are not employees of AmerAlia shall not be entitled to receive Incentive Stock Options.

                  (b) The aggregate Fair Market Value (determined as of the date the Incentive Stock Option is granted) of the shares of Common Stock, with respect to which Incentive Stock Options granted under this and any other plan of AmerAlia or any Parent Corporation or Subsidiary Corporation are exercisable for the first time by an Optionee during any calendar year, may not exceed the amount set forth in Section 422(d) of the Internal Revenue Code.

                  (c) Incentive Stock Options granted under this Plan are intended to satisfy all requirements for incentive stock options under the Internal Revenue Code and the Treasury Regulations thereunder and, notwithstanding any other provision of this Plan, the Plan and all Incentive Stock Options granted under it shall be so construed, and all contrary provisions shall be so limited in scope and effect and, to the extent they cannot be so limited, they shall be void.

         7. Non-qualified Stock Options. Options granted pursuant to this
Section 7 are intended to constitute Non-qualified Stock Options and shall be subject only to the general terms and conditions specified in Section 8 hereof.

         8. Terms and Conditions of Options. Each Option granted pursuant to the Plan shall be evidenced by a written Option Agreement between AmerAlia and the Optionee, which agreement shall comply with and be subject to the following terms and conditions:

                  (a) Number of Shares. Each Option Agreement shall state the number of shares of Common Stock to which the Option relates.

                  (b) Type of Option. Each Option Agreement shall specifically identify the portion, if any, of the Option which constitutes an Incentive Stock Option and the portion, if any, which constitutes a Non-qualified Stock Option.

                  (c) Option Price. (i) Each Option Agreement shall state the Option Price, which (except as otherwise set forth in paragraphs 8(c)(ii)hereof) shall be not less than the Fair Market Value per share on the date of grant of the Option.

                           (ii) Any Incentive Stock Option granted under the
Plan to a person owning more than ten percent of the total combined voting power of the Common Stock shall be at a price of not less than 110% of the Fair Market Value per share on the date of grant of the Option.

AMERALIA, INC. 2001 STOCK OPTION PLAN                                     PAGE 4

                           (iii) The Option Price shall be subject to adjustment
as provided in Section 8(i) hereof.

                           (iv) The date on which the Committee adopts a
resolution expressly granting an Option shall be considered the day on which such Option is granted.

                  (d) Term of Options. (i) Options shall be exercisable over the exercise period as and at the times the Committee, in its sole discretion, may determine, as reflected in the Option Agreement, provided however, the exercise period does not exceed five years from the date of grant of the Option.

                           (ii) The Committee shall have the authority to
accelerate the exercisability of any outstanding Option at such time and under such circumstances as it, in its sole discretion, deems appropriate.

                           (iii) The exercise period shall be subject to earlier
termination as provided in Sections 8(f) and 8(g) hereof, and furthermore, shall be terminated upon surrender of the Option by the holder thereof if such surrender has been authorized in advance by the Committee.

                  (e) Method of Exercise and Medium and Time of Payment.

                           (i) An Option may be exercised as to any or all full
shares of Common Stock as to which the Option has become exercisable, provided however, that an Option may not be exercised at any one time as to fewer than 100 shares (or such number of shares as to which the Option is then exercisable if such number of shares is less than 100).

                           (ii) Each exercise of an Option granted hereunder,
whether in whole or in part, shall be by written notice to the Secretary of AmerAlia designating the number of shares as to which the Option is exercised, and shall be accompanied by payment in full of the Option Price (in cash or shares) for the number of shares so designated, together with any written statements or investment letter required by any applicable securities laws.

                           (iii) The Option Price shall be paid in cash, in
shares of Common Stock having a Fair Market Value as determined by the Board of Directors equal to such Option Price or in a combination of cash and shares of the Common Stock, and (subject to approval of the Board of Directors) may be effected in whole or in part (A) with monies received from AmerAlia at the time of exercise as a compensatory cash payment, or (B) with monies borrowed from AmerAlia pursuant to repayment terms and conditions as shall be determined from time to time by the Committee, in its discretion, separately with respect to each exercise of Options and each Optionee, provided however, that each such method and time for payment and each such borrowing and terms and conditions of repayment shall be permitted by and be in compliance with applicable law.


AMERALIA, INC. 2001 STOCK OPTION PLAN                                     PAGE 5

                           (iv) The Board of Directors shall have the sole and
absolute discretion to determine whether or not property other than cash or shares of Common Stock may be used to purchase the shares of Common Stock hereunder and, if so, to determine the value of the property received.

                  (f) Termination. Except as provided in this Section 8(f) and in Section 8(g) hereof, an Option may not be exercised unless the Optionee is then an employee or consultant or officer or a director (who is also an employee of officer) to AmerAlia or a division or Subsidiary Corporation thereof (or a corporation or a Parent or Subsidiary Corporation of such corporation issuing or assuming the option in a transaction to which Section 424(a) of the Internal Revenue Code applies), and unless the Optionee has remained continuously as such an employee or consultant or officer or director to AmerAlia since the date of grant of the Option.

                           (i) If the Optionee ceases to be an employee or
consultant or officer or director (who is also an employee or officer) to AmerAlia, its divisions or Subsidiary Corporations (other than by reason of death, Disability or retirement or termination for "Cause," as Cause may be defined in any applicable agreement or in the good faith determination of the Board of Directors), all Options of such Optionee that are exercisable at the time of such cessation may, unless earlier terminated in accordance with their terms, be exercised within three months after such cessation, provided however, that if the employment or consulting relationship of an Optionee shall terminate for Cause all Options theretofore granted to such Optionee shall, to the extent not theretofore exercised, terminate immediately upon such termination or removal.

                           (ii) Nothing in the Plan or in any Option granted
pursuant hereto shall confer upon an individual any right to continue in the employment of AmerAlia or any of its divisions or Subsidiary Corporations or interfere in any way with the right of AmerAlia or its shareholders or any such division or Subsidiary Corporation to terminate such employment or other relationship between the individual and AmerAlia or any of its divisions and subsidiary corporations.

                  (g) Death, Disability or Retirement of Optionee. If an Optionee shall die while employed by, or a consultant to, AmerAlia or a Subsidiary Corporation thereof, or within three months after the termination of such Optionee's employment or consulting relationship, other than termination for Cause, or if the Optionee's employment or consulting relationship, shall terminate by reason of Disability or retirement, all Options theretofore granted to such Optionee (whether or not otherwise exercisable) may, unless earlier terminated in accordance with their terms, be exercised by the Optionee or by the Optionee's estate or by a person who acquired the right to exercise such Option by bequest or inheritance or otherwise by reason of the death or Disability of the Optionee, at any time within one year after the date of death, Disability or retirement of the Optionee.

                  (h) Nontransferability. (i) Options granted under the Plan shall not be transferable other than by will or by the laws of descent, and Options may be exercised, during the lifetime of the Optionee, only by the Optionee and thereafter only by his legal representative.

AMERALIA, INC. 2001 STOCK OPTION PLAN                                     PAGE 6

                           (ii) Any attempted sale, pledge, assignment,
hypothecation or other transfer of an option contrary to the provisions hereof and the levy of any execution, attachment or similar process upon an Option shall be null and void and without force or effect and shall result in automatic termination of the Option.

                           (iii) (A) As a condition to the transfer of any
shares of Common Stock issued upon exercise of an Option granted under this Plan, AmerAlia may require an opinion of counsel, satisfactory to AmerAlia, to the effect that such transfer will not be in violation of the Securities Act of 1933 or any other applicable securities laws or that such transfer has been registered under federal and all applicable state securities laws. (B) Further, AmerAlia shall be authorized to refrain from delivering or transferring shares of Common Stock issued under this Plan until the Board of Directors determines that such delivery or transfer will not violate applicable securities laws and the Optionee has tendered to AmerAlia any federal, state or local tax owed by the Optionee as a result of exercising the Option, or disposing of any Common Stock, when AmerAlia has a legal liability to satisfy such tax. (C) AmerAlia shall not be liable for damages due to delay in the delivery or issuance of any stock certificate for any reason whatsoever, including, but not limited to, a delay caused by listing requirements of any securities exchange or any registration requirements under the Securities Act of 1933, the Securities Exchange Act of 1934, or under any other state or federal law, rule or regulation. (D) AmerAlia is under no obligation to take any action or incur any expense in order to register or qualify the delivery or transfer of shares of Common Stock under applicable securities laws or to perfect any exemption from such registration or qualification. (E) Furthermore, AmerAlia will have no liability to any Optionee for refusing to deliver or transfer shares of Common Stock if such refusal is based upon the foregoing provisions of this Paragraph.

                  (i) Effect of Certain Changes.

                           (i) If there is any change in the number of shares of
Common Stock through the declaration of stock dividends, or through recapitalization resulting in stock splits, or combinations or exchanges of such shares, the number of shares of Common Stock available for Options, the number of such shares covered by outstanding Options, and the price per share of such Options, shall be proportionately adjusted by the Committee to reflect any increase or decrease in the number of issued shares of Common Stock, provided however, that any fractional shares resulting from such adjustment shall be eliminated.

                           (ii) In the event of the proposed dissolution or
liquidation of AmerAlia, in the event of any corporate separation or division, including, but not limited to, split-up, split-off or spin-off, or in the event of a merger or consolidation of AmerAlia with another corporation, the Committee may (but is not obligated to) provide that the holder of each Option then exercisable shall have the right to exercise such Option (at its then Option Price) solely for the kind and amount of shares of stock and other securities, property, cash or any combination thereof receivable upon such dissolution, liquidation, or corporate separation or division, or merger or consolidation by a holder of the number of shares of Common Stock for

AMERALIA, INC. 2001 STOCK OPTION PLAN                                     PAGE 7
which such Option might have been exercised immediately prior to such dissolution, liquidation, or corporate separation or division, merger or consolidation; or the Committee may provide, in the alternative, that each Option granted under the Plan shall terminate as of a date to be fixed by the Committee; provided, however, that not less than 30 days' written notice of the date so fixed shall be given to each Optionee, who shall have the right, during the period of 30 days preceding such termination, to exercise the Options as to all or any part of the shares of Common Stock covered thereby. In such case the Committee may (but is not obligated to) provide that Options not otherwise exercisable may be exercised in such circumstances.

                           (iii) Paragraph (ii) of this Section 8(i) shall not
apply to a merger or consolidation in which AmerAlia is the surviving corporation and shares of Common Stock are not converted into or exchanged for stock, securities of any other corporation, cash or any other thing of value. Notwithstanding the preceding sentence, in case of any consolidation or merger of another corporation into AmerAlia in which AmerAlia is the surviving corporation and in which there is a reclassification or change (including a change to the right to receive cash or other property) of the shares of Common Stock (other than a change in par value, or from par value to no par value, or as a result of a subdivision or combination, but including any change in such shares into two or more classes or series of shares), the Committee may provide that the holder of each Option then exercisable shall have the right to exercise such Option solely for the kind and amount of shares of stock and other securities (including those of any new direct or indirect parent of AmerAlia), property, cash or any combination thereof receivable upon such reclassification, change, consolidation or merger by the holder of the number of shares of Common Stock for which such Option might have been exercised.

                           (iv) In the event of a change in the Common Stock of
AmerAlia as presently constituted, which is limited to a change of all of its authorized shares with par value into the same number of shares with a different par value or without par value, the shares resulting from any such change shall be deemed to be the Common Stock within the meaning of the Plan.

                           (v) To the extent that the foregoing adjustments
relate to stock or securities of AmerAlia, such adjustments shall be made by the Committee, whose determination in that respect shall be final, binding and conclusive, provided that each Incentive Stock Option granted pursuant to this Plan shall not be adjusted in a manner that causes such option to fail to continue to qualify as an Incentive Stock Option within the meaning of Section 422 of the Internal Revenue Code.

                           (vi) Except as previously expressly provided in this
Section 8(i), this Optionee shall have no rights by reason of any subdivision or consolidation of shares of stock of any class or the payment of any stock dividend or any other increase or decrease in the number of shares of stock of any class or by reason of any dissolution, liquidation, merger, or consolidation or spin-off of assets or stock of another corporation; and any issue by AmerAlia of shares of stock of any class, or securities convertible into shares of stock of any class, shall not affect, and no adjustment by reason thereof shall be made with respect to, the number or price of


AMERALIA, INC. 2001 STOCK OPTION PLAN                                     PAGE 8
shares of Common Stock subject to the Option. The grant of an Option pursuant to the Plan shall not affect in any way the right or power of AmerAlia to make adjustments, reclassifications, reorganizations or changes of its capital or business structures or to merge or to consolidate or to dissolve, liquidate or sell, or transfer all or part of its business or assets.

                  (j) Rights as Shareholder - Non-Distributive Intent.

                           (i) Neither a person to whom an Option is granted,
nor such person's legal representative, heir, legatee or distributee, shall be deemed to be the holder of, or to have any rights of a holder with respect to, any shares subject to such Option, until after the Option is exercised and the shares are issued to the person exercising such Options.

                           (ii) Upon exercise of an Option at a time when there
is no registration statement in effect under the Securities Act of 1933 relating to the shares issuable upon exercise and available for delivery of a prospectus meeting the requirements of Section 10(a)(3) of said Act, shares may be issued to the Optionee only if the Optionee represents and warrants in writing to AmerAlia that the shares purchased are being acquired for investment and not with a view to the distribution thereof.

                           (iii) No shares shall be issued upon the exercise of
an Option unless and until there shall have been compliance with any then applicable requirements of the Securities and Exchange Commission, or any other regulatory agencies having jurisdiction over AmerAlia.

                           (iv) No adjustment shall be made for dividends
(ordinary or extraordinary, whether in cash, securities or other property) or distribution or other rights for which the record date is prior to the date such stock certificate is issued, except as provided in Section 8(i) hereof.

                  (k) Other Provisions. The Option Agreements authorized under the Plan shall contain such other provisions, including, without limitation, (i) the imposition of restrictions upon the exercise of an Option, and (ii) in the case of an Incentive Stock Option, the inclusion of any condition not inconsistent with such Option qualifying as an Incentive Stock Option, as the Committee shall deem advisable.

                  (l) Leave of Absence. The Committee shall be entitled to make such rules, regulations, and determinations as it deems appropriate under the Plan with respect to any leave of absence taken by the recipient of any Option awarded hereunder. Without limiting the generality of the foregoing, the Committee shall be entitled to determine:

                           (i) whether or not any such leave of absence shall
constitute a termination of employment within the meaning of the Plan; and

                           (ii) the impact, if any, of any such leave of absence
on awards under the Plan theretofore made to any recipient who takes such leave of absence.

AMERALIA, INC. 2001 STOCK OPTION PLAN                                     PAGE 9

                  (m) Non-Uniform Determinations. The Committee's determinations under the Plan (including, without limitation, determination of the persons to receive awards, the form, amount and timing of such awards, the terms and provisions of such awards, and the agreements evidencing same) need not be uniform and may be made selectively among persons who receive, or who are eligible to receive, awards under the Plan, whether or not such persons are similarly situated.

         9. Agreement by Optionee Regarding Withholding Taxes. If the Committee shall so require, as a condition of exercise, each Optionee shall agree that:

                  (a) No later than the date of exercise of any Option granted hereunder, the Optionee will pay to AmerAlia or make arrangements satisfactory to the Committee regarding payment of any federal, state or local taxes of any kind required by law to be withheld upon the exercise of such Option;

                  (b) AmerAlia shall, to the extent permitted or required by law, have the right to deduct federal, state and local taxes of any kind required by law to be withheld upon the exercise of such Option from any payment of any kind otherwise due to the Optionee. For withholding tax purposes, the shares of Common Stock shall be valued on the date the withholding obligation is incurred; and

                  (c) AmerAlia shall not be obligated to advise any Optionee of the existence of any such tax or the amount which AmerAlia will be so required to withhold.

         10. Agreement by Optionee With Respect to Section 16. If the Optionee is subject to the reporting requirements of Section 16(a) of the Securities Exchange Act of 1934, as amended, the grant of this option shall not be effective until such person complies with the reporting requirements of Section 16(a).

         11. Term of Plan. Options may be granted pursuant to the Plan from time to time within a period of ten years from the date the Plan is adopted by the Board, or the date the Plan is approved by the shareholders of AmerAlia, whichever is earlier.

         12. Amendment and Termination of the Plan.

                  (a) (i) The Board at any time and from time to time may suspend, terminate, modify or amend the Plan;

                      (ii) provided, however, that any amendment that would: (A) materially increase the benefits accruing to participants under the Plan, or (B) increase the number of shares of Common Stock as to which Options may be granted under the Plan or (C) materially modify the requirements as to eligibility for participation in the Plan, shall be subject to the

AMERALIA, INC. 2001 STOCK OPTION PLAN                                    PAGE 10
approval of the holders of a majority of the shares of Common Stock of AmerAlia presented or represented, and entitled to vote at a duly constituted and held meeting of shareholders;

                           (iii) provided further that any such increase or
modification that may result from adjustments authorized by Section 8(i) hereof shall not require such approval.

                  (b) Except as provided in Section 8 hereof, no suspension, termination, modification or amendment of the Plan may adversely affect any Option previously granted, unless the written consent of the Optionee is obtained.

         13. Approval of Shareholders. The Plan shall take effect upon its adoption by the Board but shall be subject to the approval of the holders of the shares of Common Stock of AmerAlia present or represented and entitled to vote at a duly constituted and held meeting of shareholders, which approval must occur within 12 months after the date the Plan is adopted by the Board. If the shareholders do not approve this plan within the 12 month period set forth in the preceding sentence, all Incentive Stock Options granted hereunder will be converted to Non-Qualified Stock Options and the Committee will not be able to issue Incentive Stock Options thereafter.

         14. Assumption. The terms and conditions of any outstanding Options granted pursuant to this Plan shall be assumed by, be binding upon and inure to the benefit of any successor corporation to AmerAlia and shall continue to be governed by, to the extent applicable, the terms and conditions of this Plan. Such successor corporation shall not otherwise be obligated to assume this Plan.

         15. Termination of Right of Action. Every right of action arising out of or in connection with the Plan by or on behalf of AmerAlia or of any Subsidiary, or by any shareholder of AmerAlia or of any Subsidiary against any past, present or future member of the Board, or against any employee, or by an employee (past, present or future) against AmerAlia or any Subsidiary, will, irrespective of the place where an action may be brought and irrespective of the place of residence of any such shareholder or employee, cease and be barred by the expiration of three years from the date of the act or omission in respect of which such right of action is alleged to have risen.

         16. Tax Litigation. AmerAlia shall have the right, but not the obligation, to contest, at its expense, any tax ruling or decision, administrative or judicial, on any issue which is related to the Plan and which the Board believes to be important to holders of Options issued under the Plan and to conduct any such contest or any litigation arising therefrom to a final decision.

AMERALIA, INC. 2001 STOCK OPTION PLAN                                    PAGE 11

         17. Adoption.

                  (a) This Plan was approved by the Board of Directors of AmerAlia at a meeting on April 16, 2001.

                  (b) This Plan was approved by the shareholders of AmerAlia at a meeting on ____________, 2001.

                                            AmerAlia, Inc.

Seal


ATTEST:                                     By:
                                                -----------------------------
                                                Bill H. Gunn, President

-------------------------------------
Robert C.J. van Mourik, Secretary

AMERALIA, INC. 2001 STOCK OPTION PLAN                                    PAGE 12

                                     PROXY

                                 AMERALIA, INC.
                             818 TAUGHENBAUGH BLVD.
                              RIFLE, COLORADO 81650
           This Proxy is Solicited on Behalf of the Board of Directors

     The undersigned hereby appoints Bill H. Gunn and John F. Woolard, or either one of them, as Proxy, each with the power to appoint his substitute, and hereby authorizes them to vote, as designated below, all of the shares of Common Stock or Preferred Stock of AmerAlia, Inc. held of record by the undersigned on April 27, 2001, at the Annual Meeting of Shareholders to be held on June 21, 2001 and at any adjournments or postponements thereof.

1 ELECTION OF DIRECTORS
  [ ] FOR all nominees                             [ ] WITHHOLD AUTHORITY
      listed below                                     to vote for all nominees
      (except as marked to                             listed below
      the contrary below)

   (INSTRUCTION) To withhold authority to vote for any individual nominee mark the box next to the nominee's name below.

      [ ] Bill H. Gunn         [ ] Robert C.J. van Mourik [ ] John F. Woolard
      [ ] Neil E. Summerson    [ ] Robert A. Cameron      [ ] Geoffrey C. Murphy
      [ ] Samuel A. Stern

2. AMERALIA, INC. 2001 DIRECTORS' INCENTIVE PLAN

         [ ] FOR            [ ] AGAINST             [ ] ABSTAIN

3. STOCK OPTIONS EXERCISABLE FOR A TOTAL OF 650,000 SHARES OF COMMONS STOCK GRANTED TO CERTAIN DIRECTORS, AND EXECUTIVE OFFICERS OF AMERALIA.

         [ ] FOR            [ ] AGAINST             [ ] ABSTAIN


                                     (over)

4. AMERALIA,INC. 2001 STOCK OPTION PLAN

         [ ] FOR            [ ] AGAINST             [ ] ABSTAIN

5. In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the meeting.

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR THE ELECTION AS DIRECTORS OF ALL NOMINEES AND WILL ABSTAIN FROM VOTING ON ALL OTHER MATTERS.

                                   Dated                                  , 2001
                                        ----------------------------------

                                   ---------------------------------------------
                                                    Signature

                                   ---------------------------------------------
                                            Signature (if held jointly)

                                   ---------------------------------------------
                                                      Title

                                   Please sign exactly as name appears hereon.
                                   When shares are held by joint tenants, both should sign. When signing as an attorney,as executor,administrator,trustee or guardian,please give full title as such. If a corporation,please sign in full corporate name by President or other authorized officer. If a partnership, please sign in partnership name by authorized person.

           PLEASE MARK, SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY
                            IN THE ENCLOSED ENVELOPE